SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 002-96924

AMANA MUTUAL FUNDS TRUST
(Exact Name of Registrant as Specified in Charter)

1300 N. State Street
Bellingham, Washington 98225-4730
(Address of Principal Executive Offices, including ZIP Code)

Nicole Trudeau
1300 N. State Street
Bellingham, Washington 98225-4730
(Name and Address of Agent for Service)

Registrant's Telephone Number — (360) 734-9900

Date of fiscal year end: May 31, 2019
Date of reporting period: November 30, 2018

Item 1. Semi-Annual Report

(graphic omitted)

Amana Mutual Funds Trust

Semi-Annual Report

November 30, 2018	Income Fund AMANX | AMINX
Growth Fund AMAGX | AMIGX
Developing World Fund AMDWX | AMIDX
Participation Fund AMAPX | AMIPX

Beginning on January 29, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Amana Mutual Funds' annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds' website (www.saturna.com/reports), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 800-SATURNA (800-728-8762) or by sending an e-mail request to Amana Mutual Funds at info@saturna.com.

Beginning on January 29, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800-SATURNA (800-728-8762) or send an e-mail request to Amana Mutual Funds at info@saturna.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Funds.

Performance Summary

As of November 30, 2018

Average Annual Returns (before any taxes paid by shareowners)	1 Year	3 Year	5 Year	10 Year	15 Year	Expense Ratio[1]
Amana Income Fund Investor Shares (AMANX)	3.10%	9.96%	7.93%	11.36%	10.58%	1.10%
Amana Income Fund Institutional Shares(AMINX)	3.33%	10.22%	8.19%	n/a	n/a	0.87%
Amana Growth Fund Investor Shares (AMAGX)	11.30%	14.87%	12.47%	14.02%	11.36%	1.08%
Amana Growth Fund Institutional Shares (AMIGX)	11.57%	15.14%	12.72%	n/a	n/a	0.85%
Amana Developing World Fund Investor Shares (AMDWX)	-10.61%	1.30%	-2.69%	n/a	n/a	1.31%
Amana Developing World Fund Institutional Shares (AMIDX)	-10.50%	1.48%	-2.46%	n/a	n/a	1.13%
Amana Participation Fund Investor Shares (AMAPX)	-0.47%	1.41%	n/a	n/a	n/a	0.87%
Amana Participation Fund Institutional Shares (AMIPX)	-0.34%	1.59%	n/a	n/a	n/a	0.62%

As of December 31, 2018

Average Annual Returns (before any taxes paid by shareowners)	1 Year	3 Year	5 Year	10 Year	15 Year	Expense Ratio[1]
Amana Income Fund Investor Shares (AMANX)	-5.22%	8.04%	5.98%	10.39%	9.40%	1.10%
Amana Income Fund Institutional Shares (AMINX)	-4.99%	8.30%	6.24%	n/a	n/a	0.87%
Amana Growth Fund Investor Shares (AMAGX)	2.44%	12.45%	10.05%	12.76%	10.51%	1.08%
Amana Growth Fund Institutional Shares (AMIGX)	2.67%	12.71%	10.30%	n/a	n/a	0.85%
Amana Developing World Fund Investor Shares (AMDWX)	-15.56%	1.15%	-2.85%	n/a	n/a	1.31%
Amana Developing World Fund Institutional Shares (AMIDX)	-15.43%	1.38%	-2.60%	n/a	n/a	1.13%
Amana Participation Fund Investor Shares (AMAPX)	-0.13%	1.58%	n/a	n/a	n/a	0.87%
Amana Participation Fund Institutional Shares (AMIPX)	0.11%	1.78%	n/a	n/a	n/a	0.62%

Performance data quoted in this report represents past performance, is before any taxes payable by shareowners, and is no guarantee of future results. Current performance may be higher or lower than that stated herein. Performance current to the most recent month-end is available by calling toll-free 1-888-732-6262 or visiting www.amanafunds.com. Average annual total returns are historical and include change in share value as well as reinvestment of dividends and capital gains, if any. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Amana Funds limit the securities they purchase to those consistent with Islamic principles, which limits opportunities and may affect performance.

The Amana Developing World Fund began operations September 28, 2009.

Institutional Shares of the Amana Income, Growth, and Developing World Funds began operations September 25, 2013.

The Amana Participation Fund began operations September 28, 2015.

A note about risk: Please see the Notes to Financial Statements beginning on page 36 for a discussion of investment risks. For a more detailed discussion of the risks associated with each Fund, please see the Funds' prospectus or each Fund's summary prospectus.

¹ By regulation, expense ratios shown in this table are as stated in the Funds' most recent prospectus which is dated September 28, 2018, and incorporates results for the fiscal year ended May 31, 2018. Ratios presented in this table differ from the expense ratios shown elsewhere in this report as they represent different fiscal periods. Also by regulation, this page shows performance as of the most recent calendar quarter-end in addition to performance through the Funds' most recent fiscal period.

Please consider an investment's objective, risks, charges, and expenses carefully before investing. To obtain a free prospectus or summary prospectus that contains this and other important information on the Amana Funds, please call toll-free 1-888-732-6262 or visit www.amanafunds.com. Please read the prospectus or summary prospectus carefully before investing.

2	Semi-Annual Report	November 30, 2018

Fellow Shareowners:

After the unprecedented absence of volatility over the course of 2017, the past year saw a return to more normal conditions. Equity markets experienced a sharp tax-reform inspired early January run-up, followed by an even greater sell-off, with the market bottoming toward the end of the first quarter before embarking on a buoyant run that led the S&P 500 Index to register double-digit gains over the second and third quarters. The exuberance rapidly evaporated entering the final quarter of the year, with the S&P 500 Index closing the financial year ended November 30, 2018 with a gain of 6.27%. By the end of the calendar year, however, that had disappeared, and the Index tallied a loss of -4.38%.

International markets failed to maintain the previous year's strong performance with the Dow Jones Islamic Market World Developed Index rising a modest 2.33% for the year ended November 30, 2018. Emerging markets also suffered, with the MSCI Emerging Markets Index down -9.09%. Islamic fixed-income markets were subdued, with the FTSE Sukuk Index falling -0.66%.

The Amana Fund portfolios performed well compared to these domestic and foreign indices, which do not have operating expenses. Fund performance relative to benchmarks was especially strong during the end-of-year market downturn. The Amana Growth Investor Shares gained 11.30%, Amana Income Investor Shares gained 3.10%, Amana Developing World Investor Shares fell -10.61%, and Amana Participation Investor Shares fell -0.47% for the 12-month period. As expected, lower expenses allowed the Institutional class shares of each Fund to post slightly better returns: Amana Growth 11.57%, Amana Income 3.33%, Amana Developing World -10.50%, and Amana Participation -0.34%. Over 35.82% of Amana's assets are now in Institutional shares.

The Amana Funds follow Islamic principles, which preclude most investments in banking and finance. We favor companies with low debt levels and strong balance sheets.

Trade Tensions and Interest Rates Dominate

The flagship topics of the year were undoubtedly trade tensions, especially with China, and the pace of Federal Reserve interest rate normalization. The US government imposed a variety of tariff rates on a wide range of goods from Europe, Canada, Australia and, most notably, China. Given its importance as a global manufacturing center, the action against China (and the threats of further measures if the country did not take steps to address US concerns), had a deleterious effect on China's stock market, with regional and, arguably, global spill over. At the Federal Reserve, the Open Market Committee adjusted rates higher at each of their quarterly meetings, raising questions over whether they had perhaps been too aggressive. We do not share that concern from a macro-economic perspective. Indeed, we would argue that if somewhat higher rates were to curtail the corporate appetite for leveraging balance sheets, it would be a positive development.

Top Short and Long-Term Results

As experienced investors, we know that gains or losses over a short interval tell an incomplete story compared to performance evaluated over a lengthier time span. That's why the long-term performance recognition that Amana has received is so important to our shareowners.

As of December 31, 2018, Amana Income and Amana Growth maintained strong long-term rankings in their respective mutual fund categories. Amana Income Investor Shares ranked in the top 1% in Morningstar's Large Blend category, out of 528 similar funds surviving for at least 15 years. Amana Growth Investor Shares ranked in the top 6% in the Large Growth category, out of 563 similar funds surviving for 15 years. While gratifying, we are also pleased with the shorter-term performance, especially of the Amana Growth Fund, which finished 2018 in the 12th percentile of the Morningstar Large Growth Category. Amana Income also outperformed, finishing in the 43rd percentile of the Large Blend category. Please refer to Morningstar Ratings on pages six and seven for more details.

Our Commitment to Lower Fees

Beginning January 1, 2018, the Amana equity funds are operating with expenses lower by three to 10 basis points. The trustees approved an advisory fee reduction at their meeting on December 11, 2017, lowering the fees of the Income, Growth, and Developing World Funds to 0.85% on the first $1 billion of a fund's average daily net assets, 0.75% on the next $1 billion, and 0.65% on assets over $2 billion. There is no change to the 0.50% advisory fee for the Participation Fund.

Amana Participation Fund Outperforms

While the Participation Fund slipped -0.47% during the financial year, that was a better performance than the -0.66% decline in the FTSE Sukuk Index.

The Participation Fund invests primarily in income-producing notes and certificates issued by foreign governments, their agencies, and financial institutions in transactions structured to be in accordance with Islamic principles—commonly known as sukuk. While the risks of investing in foreign fixed-income issues are material,

Semi-Annual Report	November 30, 2018	3

we believe the Amana Participation Fund offers investors seeking exposure to Islamic fixed-income an excellent opportunity. The Fund may be especially appealing to investors seeking a balance to the other three Amana Funds, which invest only in equities.

Amana Income Fund – 32 Years of Solid Investing

On June 23, 1986, Amana Income Fund began operations, with both Dr. Yaqub Mirza and Mr. Nicholas Kaiser as founding members of the board of trustees. From inception to November 30, 2018–over 32 years–the Fund's Investor Shares provided an average annual return of 8.69% (after expenses). Few investment vehicles have such a long-term record of success.

As Dr. Mirza and Mr. Kaiser plan for eventual retirement, and as careful stewards, they are working to ensure the established methods of Amana's successful investing are continued by capable hands in the next generation.

Morningstar Awards Amana Highest Sustainability Ratings

The Morningstar Sustainability Rating™ for funds premiered in March of 2016 (see details on next page), giving investors across the globe a way to compare mutual fund portfolios based on an independent measure of sustainability. The Morningstar ratings are calculated using fund holdings data underpinned with company-level environmental, social, and governance (ESG) information from Sustainalytics, a leading provider of ESG research.

Amana Income and Amana Growth both received Morningstar's highest 5 Globe Sustainability Ratings as of November 30, 2018, and Amana Developing World received a 4 Globe above average rating.

Income Fund ranked in the second percentile of 1207 funds in its category, and Growth Fund ranked in the first percentile of 1252 funds in its category. Developing World Fund ranked in the 12th percentile of 710 funds in its category.

We believe the high ratings the Amana Funds received provide strong evidence of the linkage between Islamic and sustainable investing. Investors are cautioned, however, that more than 150 vendors offer "sustainable" investments data, and that no accepted global measurement yet exists.

Respectfully,

(photo omitted)

Nicholas Kaiser,
President

(photo omitted)

M. Yaqub Mirza,
Independent Board Chairman

Amana Funds Portfolio Managers
(photo omitted)	Nicholas Kaiser MBA, CFA® Amana Income Fund, Amana Growth Fund Portfolio Manager	(photo omitted)	Patrick Drum MBA, CFA®, CFP® Amana Participation Fund Portfolio Manager

(photo omitted)	Scott Klimo CFA® Amana Developing World Fund Portfolio Manager Amana Income Fund, Amana Growth Fund Deputy Portfolio Manager	(photo omitted)	Bryce Fegley CFA®, CIPM® Amana Participation Fund Deputy Portfolio Manager

(photo omitted)	Monem Salam MBA Amana Income Fund, Amana Growth Fund Amana Developing World Fund Deputy Portfolio Manager

4	Semi-Annual Report	November 30, 2018

Morningstar Sustainability Ratings™

As of November 30, 2018

At Saturna Capital, we describe ourselves as values-based investors. We believe our approach improves the likelihood of achieving superior investment results over the long term. Our approach also leads to investment portfolios we can be proud of from the perspective of Environmental, Social, and Governance (ESG) issues. Morningstar recently partnered with leading ESG research firm Sustainalytics to develop the Morningstar Sustainability Rating™ – here are the rated Amana fund's latest results:

Amana Income Fund		Amana Growth Fund
Investor Shares (AMANX)	Ø Ø Ø Ø Ø	Investor Shares (AMAGX)	Ø Ø Ø Ø Ø
Institutional Shares (AMINX)	Ø Ø Ø Ø Ø	Institutional Shares (AMIGX)	Ø Ø Ø Ø Ø
Percent Rank: 2		Percent Rank: 1
Among 1,207 Large Blend Funds		Among 1,252 Large Growth Funds

Amana Developing World Fund

The Morningstar Sustainability Rating™ gives investors across the globe a way to compare fund portfolios based on a standard measure of sustainability. The rating is a holdings-based calculation using company-level environmental, social, and governance (ESG) analytics from Sustainalytics.

Investor Shares (AMDWX)	Ø Ø Ø Ø Ø
Institutional Shares (AMIDX)	Ø Ø Ø Ø Ø
Percent Rank: 12
Among 710 Diversified Emerging Markets Funds

The Morningstar Sustainability Rating and the Morningstar Portfolio Sustainability Score are not based on fund performance and are not equivalent to the Morningstar Rating ("Star Rating").

© 2018 Morningstar®. All rights reserved. Morningstar, Inc. is an independent fund performance monitor. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Morningstar Sustainability Ratings are as of November 30, 2018. The Morningstar Sustainability Rating™ is intended to measure how well the issuing companies of the securities within a fund's portfolio are managing their environmental, social, and governance ("ESG") risks and opportunities relative to the fund's Morningstar category peers. The Morningstar Sustainability Rating calculation is a two-step process. First, each fund with at least 50% of assets covered by a company-level ESG score from Sustainalytics receives a Morningstar Portfolio Sustainability Score™. The Morningstar Portfolio Sustainability Score is an asset-weighted average of normalized company-level ESG scores with deductions made for controversial incidents by the issuing companies, such as environmental accidents, fraud, or discriminatory behavior. The Morningstar Sustainability Rating is then assigned to all scored funds within Morningstar Categories in which at least ten (10) funds receive a Portfolio Sustainability Score and is determined by each fund's rank within the following distribution: High (highest 10%), Above Average (next 22.5%), Average (next 35%), Below Average (next 22.5%), and Low (lowest 10%). The Morningstar Sustainability Rating is depicted by globe icons where High equals 5 globes and Low equals 1 globe. A Sustainability Rating is assigned to any fund that has more than half of its underlying assets rated by Sustainalytics and is within a Morningstar Category with at least 10 scored funds; therefore, the rating it is not limited to funds with explicit sustainable or responsible investment mandates. Morningstar updates its Sustainability Ratings monthly. Portfolios receive a Morningstar Portfolio Sustainability Score and Sustainability Rating one month and six business days after their reported as-of date based on the most recent portfolio. As part of the evaluation process, Morningstar uses Sustainalytics' ESG scores from the same month as the portfolio as-of date.

The Funds were rated on the following percentages of Assets Under Management:

Amana Income Fund 94%
Amana Growth Fund 93%
Amana Developing World Fund 80%

The Funds' portfolios are actively managed and are subject to change, which may result in a different Morningstar Sustainability Score and Rating.

% Rank in Category is the fund's percentile rank for the specified time period relative to all funds that have the same Morningstar category. The highest (or most favorable) percentile rank is 1 and the lowest (or least favorable) percentile rank is 100. The top-performing fund in a category will always receive a rank of 1. Percentile ranks within categories are most useful in those categories that have a large number of funds.

The Amana Participation Fund has not yet received a Morningstar Sustainability Rating.

Semi-Annual Report	November 30, 2018	5

Morningstar Ratings (as of November 30, 2018)

Morningstar™ Ratings[1]	1 Year	3 Year	5 Year	10 Year	15 Year	Overall
Amana Income Fund – "Large Blend" Category
Investor Shares (AMANX)	n/a	★ ★	★ ★	★ ★	n/a	★ ★
% Rank in Category	73	67	82	89	1	n/a
Institutional Shares (AMINX)	n/a	★ ★ ★	★ ★	☆ ☆	n/a	★ ★
% Rank in Category	70	63	78	88	1	n/a
Number of Funds in Category	1,402	1,207	1,068	808	528	1,207
Amana Growth Fund – "Large Growth" Category
Investor Shares (AMAGX)	n/a	★ ★ ★ ★ ★	★ ★ ★ ★	★ ★ ★	n/a	★ ★ ★ ★
% Rank in Category	15	10	26	69	6	n/a
Institutional Shares (AMIGX)	n/a	★ ★ ★ ★ ★	★ ★ ★ ★	☆ ☆ ☆	n/a	★ ★ ★ ★
% Rank in Category	13	8	22	67	5	n/a
Number of Funds in Category	1,417	1,252	1,115	804	560	1,252
Amana Developing World Fund – "Diversified Emerging Markets" Category
Investor Shares (AMDWX)	n/a	★	★	n/a	n/a	★
% Rank in Category	53	97	97	n/a	n/a	n/a
Institutional Shares (AMIDX)	n/a	★	★	n/a	n/a	★
% Rank in Category	51	97	96	n/a	n/a	n/a
Number of Funds in Category	848	710	521	236	115	710
Amana Participation Fund – "Emerging Markets Bond" Category
Investor Shares (AMAPX)	n/a	★	n/a	n/a	n/a	★
% Rank in Category	4	97	n/a	n/a	n/a	n/a
Institutional Shares (AMIPX)	n/a	★	n/a	n/a	n/a	★
% Rank in Category	4	96	n/a	n/a	n/a	n/a
Number of Funds in Category	289	225	170	50	30	225

¹Source: Morningstar November 30, 2018 and December 30, 2018. Morningstar, Inc. is an independent fund performance monitor. The Morningstar Rating™ for funds, or "star rating", is calculated for managed products (including mutual funds, variable annuity and variable life subaccounts, exchange-traded funds, closed-end funds, and separate accounts) with at least a three-year history. Exchange-traded funds and open-ended mutual funds are considered a single population for comparative purposes. It is calculated based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a managed product's monthly excess performance (not including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of products in each product category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The Overall Morningstar Rating for a managed product is derived from a weighted average of the performance figures associated with its three-, five-, and 10-year (if applicable) Morningstar Rating metrics. The weights are: 100% three-year rating for 36-59 months of total returns, 60% five-year rating/40% three-year rating for 60-119 months of total returns, and 50% 10-year rating/30% five-year rating/20% three-year rating for 120 or more months of total returns. While the 10-year overall star rating formula seems to give the most weight to the 10-year period, the most recent three-year period actually has the greatest impact because it is included in all three rating periods. Morningstar ratings represented as unshaded stars are based on extended performance. These extended performance ratings are based on the historical adjusted returns prior to the inception date of the institutional shares and reflect the historical performance of the investor shares, adjusted to reflect the fees and expenses of the institutional shares.

% Rank in Category is the fund's percentile rank for the specified time period relative to all funds that have the same Morningstar category. The highest (or most favorable) percentile rank is 1 and the lowest (or least favorable) percentile rank is 100. The top-performing fund in a category will always receive a rank of 1. Percentile ranks within categories are most useful in those categories that have a large number of funds.

Performance data quoted in this report represents past performance, is after expenses paid by a fund, is before any taxes payable by shareowners, and is no guarantee of future results.

6	Semi-Annual Report	November 30, 2018

Morningstar Ratings (as of December 31, 2018)

Morningstar™ Ratings[1]	1 Year	3 Year	5 Year	10 Year	15 Year	Overall
Amana Income Fund – "Large Blend" Category
Investor Shares (AMANX)	n/a	★ ★ ★	★ ★	★ ★	n/a	★ ★
% Rank in Category	43	52	72	85	1	n/a
Institutional Shares (AMINX)	n/a	★ ★ ★	★ ★ ★	☆ ☆	n/a	★ ★ ★
% Rank in Category	40	46	67	84	1	n/a
Number of Funds in Category	1,402	1,208	1,071	805	528	1,208
Amana Growth Fund – "Large Growth" Category
Investor Shares (AMAGX)	n/a	★ ★ ★ ★ ★	★ ★ ★ ★	★ ★ ★	n/a	★ ★ ★ ★
% Rank in Category	12	6	21	71	6	n/a
Institutional Shares (AMIGX)	n/a	★ ★ ★ ★ ★	★ ★ ★ ★	☆ ☆ ☆	n/a	★ ★ ★ ★
% Rank in Category	11	5	17	68	5	n/a
Number of Funds in Category	1,405	1,247	1,107	799	564	1,247
Amana Developing World Fund – "Diversified Emerging Markets" Category
Investor Shares (AMDWX)	n/a	★	★	n/a	n/a	★
% Rank in Category	47	97	96	n/a	n/a	n/a
Institutional Shares (AMIDX)	n/a	★	★ ★	n/a	n/a	★ ★
% Rank in Category	46	97	95	n/a	n/a	n/a
Number of Funds in Category	836	708	533	238	115	708
Amana Participation Fund – "Emerging Markets Bond" Category
Investor Shares (AMAPX)	n/a	★	n/a	n/a	n/a	★
% Rank in Category	2	98	n/a	n/a	n/a	n/a
Institutional Shares (AMIPX)	n/a	★	n/a	n/a	n/a	★
% Rank in Category	1	97	n/a	n/a	n/a	n/a
Number of Funds in Category	295	224	174	49	26	224

Semi-Annual Report	November 30, 2018	7

Amana Income Fund: Performance Summary

Average Annual Returns (as of November 30, 2018)

	1 Year	5 Year	10 Year	Expense Ratio[1]
Investor Shares (AMANX)	3.10%	7.93%	11.36%	1.10%
Institutional Shares (AMINX)²	3.33%	8.19%	n/a	0.87%
S&P 500 Index	6.27%	11.11%	14.30%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is unmanaged and expense-free. Conversely, the Fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other operational costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in Investor Shares of the Fund on May 31, 2018, to an identical amount invested in the S&P 500 Index, a broad-based stock market index. The graph shows that an investment in Investor Shares of the Fund would have risen to $29,322 versus $38,109 in the Index. Investor Shares are used in this chart because they represent the larger share class in terms of assets and have a longer track record. Please note that investors cannot invest directly in the index.

Past performance does not guarantee future results. The "Growth of $10,000" graph and "Average Annual Returns" performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

[1] By regulation, expense ratios shown in this table are as stated in the Funds' most recent prospectus, which is dated September 28, 2018, and incorporates results for the fiscal year ended May 31, 2018. Ratios presented in this table differ from the expense ratios shown elsewhere in this report as they represent older fiscal periods.

[2] Institutional shares of the Amana Income Fund began operations September 25, 2013.

Fund Objective

The objectives of the Income Fund are current income and preservation of capital, consistent with Islamic principles; current income is its primary objective.

Top 10 Holdings		Portfolio Diversification
% of Total Net Assets		% of Total Net Assets
Eli Lilly	5.5%	Large Pharma	20.0%	█
Microsoft	4.5%	Packaged Food	6.9%	█
3M	4.0%	Specialty Chemicals	6.9%	█
Pfizer	4.0%	Basic & Diversified Chemicals	6.2%	█
McCormick & Co	3.9%	Household Products	6.1%	█
Rockwell Automation	3.9%	Semiconductor Devices	6.1%	█
Parker Hannifin	3.5%	Commercial & Residential Building Equipment & Systems	4.6%	█
Canadian National Railway	3.4%	Infrastructure Software	4.5%	█
Intel	3.3%	Containers & Packaging	4.0%	█
Honeywell International	3.3%	Measurement Instruments	3.9%	█
		Flow Control Equipment	3.5%	█
		Rail Freight	3.4%	█
		Industrial Machinery	3.1%	█
		Other Industries < 3.0%	19.6%	█
		Other Assets (net of liabilities)	1.2%	█

8	Semi-Annual Report	November 30, 2018

Amana Income Fund: Schedule of Investments

As of November 30, 2018
Common Stocks – 98.8%	Number of Shares	Cost	Market Value	Percentage of Assets

Consumer Discretionary

Apparel, Footwear & Accessory Design
Nike, Class B	320,000	$5,233,574	$24,038,400	1.8%

Automotive Retailers
Genuine Parts	382,000	15,016,749	39,617,220	2.9%

Home Improvement
Stanley Black & Decker	100,000	6,793,209	13,085,000	1.0%

		27,043,532	76,740,620	5.7%

Consumer Staples

Beverages
PepsiCo	250,000	15,481,726	30,485,000	2.3%

Household Products
Colgate-Palmolive	524,000	18,364,706	33,284,480	2.5%
Kimberly-Clark	230,000	13,960,736	26,535,100	2.0%
Procter & Gamble	40,000	2,317,748	3,780,400	0.3%
Unilever ADR	325,000	8,850,327	17,644,250	1.3%
		43,493,517	81,244,230	6.1%

Packaged Food
General Mills	500,000	15,583,597	21,155,000	1.6%
JM Smucker	185,000	9,946,573	19,334,350	1.4%
McCormick & Co	350,000	19,137,926	52,500,000	3.9%
		44,668,096	92,989,350	6.9%

		103,643,339	204,718,580	15.3%

Health Care

Large Pharma
AbbVie	380,000	12,238,643	35,822,600	2.6%
Bristol-Myers Squibb	650,000	15,185,381	34,749,000	2.6%
Eli Lilly	620,000	22,314,728	73,556,800	5.5%
GlaxoSmithKline ADR	381,107	13,360,123	15,956,950	1.2%
Johnson & Johnson	230,000	16,782,694	33,787,000	2.5%
Novartis ADR	235,400	12,412,698	21,546,162	1.6%
Pfizer	1,150,000	20,853,910	53,164,500	4.0%
		113,148,177	268,583,012	20.0%

Life Science Equipment
Abbott Laboratories	350,000	8,392,885	25,917,500	1.9%

		121,541,062	294,500,512	21.9%

Continued on next page.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	November 30, 2018	9

Amana Income Fund: Schedule of Investments

As of November 30, 2018
Common Stocks – 98.8%	Number of Shares	Cost	Market Value	Percentage of Assets

Industrials

Aircraft & Parts
United Technologies	160,000	$8,150,538	$19,494,400	1.5%

Commercial & Residential Building Equipment & Systems
Honeywell International	300,000	12,025,212	44,025,000	3.3%
Johnson Controls International	500,000	15,219,297	17,390,000	1.2%
Resideo Technologies¹	50,000	394,756	1,031,500	0.1%
		27,639,265	62,446,500	4.6%

Flow Control Equipment
Parker Hannifin	275,000	12,527,667	47,311,000	3.5%

Industrial Distribution & Rental
W.W. Grainger	80,000	7,590,798	25,123,200	1.9%

Industrial Machinery
Illinois Tool Works	300,000	14,672,460	41,715,000	3.1%

Measurement Instruments
Rockwell Automation	300,000	13,657,124	52,302,000	3.9%

Rail Freight
Canadian National Railway	534,000	12,727,273	45,827,880	3.4%

		96,965,125	294,219,980	21.9%

Materials

Agricultural Chemicals
Nutrien	170,000	10,824,481	8,765,200	0.7%

Basic & Diversified Chemicals
Air Products & Chemicals	200,000	11,099,528	32,174,000	2.4%
Linde¹	220,000	16,103,769	34,991,000	2.6%
Methanex	300,000	5,849,587	16,632,000	1.2%
		33,052,884	83,797,000	6.2%

Containers & Packaging
3M	260,000	19,087,243	54,059,200	4.0%

Non Wood Building Materials
Carlisle	330,000	9,208,050	34,821,600	2.6%

Specialty Chemicals
DowDuPont	641,000	22,025,909	37,081,850	2.7%
PPG Industries	400,000	13,211,578	43,732,000	3.3%
RPM International	180,000	3,642,493	11,871,000	0.9%
		38,879,980	92,684,850	6.9%

		111,052,638	274,127,850	20.4%

Continued on next page.

10	Semi-Annual Report	November 30, 2018	The accompanying notes are an integral part of these financial statements.

Amana Income Fund: Schedule of Investments

As of November 30, 2018
Common Stocks – 98.8%	Number of Shares	Cost	Market Value	Percentage of Assets

Technology

Communications Equipment
Cisco Systems	150,000	$7,097,753	$7,180,500	0.6%

Infrastructure Software
Microsoft	550,000	11,610,585	60,989,500	4.5%

Semiconductor Devices
Intel	900,000	19,537,540	44,379,000	3.3%
Microchip Technology	504,000	13,974,829	37,800,000	2.8%
		33,512,369	82,179,000	6.1%

Semiconductor Manufacturing
Taiwan Semiconductor ADR	850,048	8,455,615	31,953,304	2.4%

		60,676,322	182,302,304	13.6%

Total investments		$520,922,018	$1,326,609,846	98.8%
Other assets (net of liabilities)			16,313,584	1.2%
Total net assets			$1,342,923,430	100.0%
¹ Non-income producing ADR: American Depository Receipt

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	November 30, 2018	11

Amana Income Fund

Statement of Assets and Liabilities
As of November 30, 2018

Assets
Investments in securities, at value (Cost $520,922,018)	$1,326,609,846
Cash	13,404,040
Dividends receivable	4,714,285
Receivable for fund shares sold	173,501
Prepaid expenses	23,079
Insurance reserve premium	2,529
Total assets	1,344,927,280
Liabilities
Payable for fund shares redeemed	987,463
Accrued advisory fees	894,581
Accrued distribution fee	64,217
Payable to affiliates	43,244
Accrued other expenses	7,554
Accrued Chief Compliance Officer expenses	3,875
Accrued retirement plan custodial fees	2,916
Total liabilities	2,003,850
Net Assets	$1,342,923,430

Analysis of Net Assets
Paid-in capital (unlimited shares authorized, without par value)	$467,450,354
Total distributable earnings	875,473,076
Net assets applicable to Fund shares outstanding	$1,342,923,430

Net asset value per Investor Share	AMANX
Net assets, at value	$870,524,433
Shares outstanding	16,793,816
Net asset value, offering and redemption price per share	$51.84

Net asset value per Institutional Share	AMINX
Net assets, at value	$472,398,997
Shares outstanding	9,136,872
Net asset value, offering and redemption price per share	$51.70

Statement of Operations
Period ended November 30, 2018

Investment income
Dividend income (net of foreign taxes of $343,914)	$15,557,391
Miscellaneous income	6,150
Total investment income	15,563,541
Expenses
Investment adviser fees	5,608,146
Distribution fees – Investor Shares	1,113,746
Professional fees	37,766
Printing and postage	33,102
Custodian fees	32,902
Retirement plan custodial fees
Investor Shares	38
Institutional Shares	29,224
Filing and registration fees	21,765
Chief Compliance Officer expenses	20,436
Trustee fees	17,413
Other expenses	16,925
Transfer agent fees
Investor Shares	6,331
Institutional Shares	8,115
Total gross expenses	6,945,909
Less custodian fee credits	(32,902)
Net expenses	6,913,007
Net investment income	$8,650,534

Net realized gain from investments and foreign currency	$16,348,171
Net increase in unrealized appreciation on investments	54,561,717
Net gain on investments	$70,909,888

Net increase in net assets resulting from operations	$79,560,422

12	Semi-Annual Report	November 30, 2018	The accompanying notes are an integral part of these financial statements.

Amana Income Fund

Statements of Changes in Net Assets	Period ended November 30, 2018	Year ended May 31, 2018
Increase (decrease) in net assets from operations
From operations
Net investment income	$8,650,534	$16,763,526
Net realized gain on investment	16,348,171	70,428,803
Net increase in unrealized appreciation	54,561,717	16,775,751
Net increase in net assets	79,560,422	103,968,080
Distributions to shareowners from
Net dividend and distribution to shareholders – Investor Shares	-	(54,470,931)
Net dividend and distribution to shareholders – Institutional Shares	-	(26,519,827)
Total distributions	-	(80,990,758)A
Capital share transactions
Proceeds from the sale of shares
Investor Shares	25,770,375	80,910,259
Institutional Shares	48,950,551	124,277,086
Value of shares issued in reinvestment of dividends and distributions
Investor Shares	-	53,345,382
Institutional Shares	-	25,273,099
Cost of shares redeemed
Investor Shares	(89,453,083)	(227,913,720)
Institutional Shares	(56,126,652)	(74,245,172)
Total capital share transactions	(70,858,809)	(18,353,066)
Total increase in net assets	8,701,613	4,624,256

Net assets
Beginning of period	1,334,221,817	1,329,597,561
End of period	$1,342,923,430	$1,334,221,817B

Shares of the Fund sold and redeemed
Investor Shares (AMANX)
Number of shares sold	505,493	1,599,782
Number of shares issued in reinvestment of dividends and distributions	-	1,046,923
Number of shares redeemed	(1,757,457)	(4,524,252)
Net decrease in number of shares outstanding	(1,251,964)	(1,877,547)

Institutional Shares (AMINX)
Number of shares sold	965,169	2,465,304
Number of shares issued in reinvestment of dividends and distributions	-	498,370
Number of shares redeemed	(1,098,243)	(1,473,507)
Net increase (decrease) in number of shares outstanding	(133,074)	1,490,167

A Consists of net investment income distributions of $10,372,652 and $6,425,892 and realized gain distributions of $44,098,279 and $20,093,935 for Investor Shares and Institutional Shares, respectively.
B Includes accumulated net investment income of $76,167.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	November 30, 2018	13

Amana Income Fund: Financial Highlights

Investor Shares (AMANX)	Period ended	Year ended May 31,
Selected data per share of outstanding capital stock throughout each period:	Nov. 30, 2018	2018	2017	2016	2015	2014
Net asset value at beginning of period	$48.91	$48.03	$44.35	$47.01	$45.34	$38.79
Income from investment operations
Net investment incomeA	0.31	0.58	0.59	0.62	0.58	0.72
Net gains (losses) on securities (both realized and unrealized)	2.62	3.28	4.90	(0.38)	2.10	6.56
Total from investment operations	2.93	3.86	5.49	0.24	2.68	7.28
Less distributions
Dividends (from net investment income)	-	(0.57)	(0.58)	(0.65)	(0.60)	(0.73)
Distributions (from capital gains)	-	(2.41)	(1.23)	(2.25)	(0.41)	-
Total distributions	-	(2.98)	(1.81)	(2.90)	(1.01)	(0.73)

Net asset value at end of period	$51.84	$48.91	$48.03	$44.35	$47.01	$45.34

Total ReturnB	5.99%	7.82%	12.67%	0.81%	5.94%	18.82%

Ratios / supplemental data
Net assets ($000), end of period	$870,524	$882,571	$956,977	$1,047,345	$1,357,567	$1,524,471
Ratio of expenses to average net assets
Before custodian fee creditsC	1.10%	1.13%	1.13%	1.15%	1.13%	1.15%
After custodian fee creditsC	1.10%	1.12%	1.12%	1.14%	1.12%	1.14%
Ratio of net investment income after custodian fee credits to average net assetsC	1.18%	1.14%	1.29%	1.41%	1.26%	1.71%
Portfolio turnover rateB	1%	1%	1%	0%	0%	1%

Institutional Shares (AMINX)	Period ended	Year ended May 31,				Period endedD
Selected data per share of outstanding capital stock throughout each period:	Nov. 30, 2018	2018	2017	2016	2015	May 31, 2014
Net asset value at beginning of period	$48.72	$47.90	$44.30	$46.97	$45.30	$40.66
Income from investment operations
Net investment incomeA	0.37	0.70	0.70	0.75	0.72	0.69
Net gains (losses) on securities (both realized and unrealized)	2.61	3.26	4.90	(0.40)	2.09	4.79
Total from investment operations	2.98	3.96	5.60	0.35	2.81	5.48
Less distributions
Dividends (from net investment income)	-	(0.73)	(0.77)	(0.77)	(0.73)	(0.84)
Distributions (from capital gains)	-	(2.41)	(1.23)	(2.25)	(0.41)	-
Total distributions	-	(3.14)	(2.00)	(3.02)	(1.14)	(0.84)

Net asset value at end of period	$51.70	$48.72	$47.90	$44.30	$46.97	$45.30

Total ReturnB	6.12%	8.05%	12.96%	1.06%	6.22%	13.53%

Ratios / supplemental data
Net assets ($000), end of period	$472,399	$451,651	$372,621	$235,928	$150,831	$83,805
Ratio of expenses to average net assets
Before custodian fee creditsC	0.87%	0.89%	0.89%	0.90%	0.88%	0.90%
After custodian fee creditsC	0.86%	0.88%	0.89%	0.89%	0.87%	0.90%
Ratio of net investment income after custodian fee credits to average net assetsC	1.44%	1.39%	1.52%	1.71%	1.54%	2.32%
Portfolio turnover rateB	1%	1%	1%	0%	0%	1%

A Calculated using average shares outstanding
B Not annualized for periods of less than one year
C Annualized for periods of less than one year
D Operations commenced on 09/25/2013

14	Semi-Annual Report	November 30, 2018	The accompanying notes are an integral part of these financial statements.

Amana Growth Fund: Performance Summary

Average Annual Returns (as of November 30, 2018)

	1 Year	5 Year	10 Year	Expense Ratio¹
Investor Shares (AMAGX)	11.30%	12.47%	14.02%	1.08%
Institutional Shares (AMIGX)²	11.57%	12.72%	n/a	0.85%
S&P 500 Index	6.27%	11.11%	14.30%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is unmanaged and expense-free. Conversely, the Fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other operational costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in Investor Shares of the Fund on May 31, 2008, to an identical amount invested in the S&P 500 Index, a broad-based stock market index. The graph shows that an investment in Investor Shares of the Fund would have risen to $37,144 versus $38,109 in the Index. Investor Shares are used in this chart because they represent the larger share class in terms of assets and have a longer track record. Please note that investors cannot invest directly in the index.

Past performance does not guarantee future results. The "Growth of $10,000" graph and "Average Annual Returns" performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

¹ By regulation, expense ratios shown in this table are as stated in the Funds' most recent prospectus, which is dated September 28, 2018, and incorporates results for the fiscal year ended May 31, 2018. Ratios presented in this table differ from the expense ratios shown elsewhere in this report as they represent different fiscal periods.

² Institutional shares of the Amana Growth Fund began operations September 25, 2013.

Fund Objective

The objective of the Growth Fund is long-term capital growth, consistent with Islamic principles.

Top 10 Holdings		Portfolio Diversification
% of Total Net Assets		% of Total Net Assets
Adobe Systems	6.0%	Application Software	13.0%	█
Intuit	5.2%	Household Products	10.0%	█
Apple	4.8%	Communications Equipment	8.6%	█
Church & Dwight	4.3%	Large Pharma	8.0%	█
Amgen	4.0%	Semiconductor Devices	5.5%	█
Cisco Systems	3.8%	Semiconductor Manufacturing	5.3%	█
TJX Companies	3.7%	Rail Freight	5.2%	█
Estee Lauder, Class A	3.5%	Biotech	4.7%	█
Agilent Technologies	3.5%	Measurement Instruments	4.7%	█
Johnson & Johnson	3.3%	Specialty Apparel Stores	3.7%	█
		Life Science Equipment	3.5%	█
		Internet Media	3.3%	█
		Aircraft & Parts	3.0%	█
		Other Industries < 3.0%	15.8%	█
		Other Assets (net of liabilities)	5.7%	█

Semi-Annual Report	November 30, 2018	15

Amana Growth Fund: Schedule of Investments

As of November 30, 2018

Common Stocks — 94.3%	Number of Shares	Cost	Market Value	Percentage of Assets

Communications

Internet Media
Alphabet, Class A¹	55,000	$14,419,301	$61,030,750	3.3%

		14,419,301	61,030,750	3.3%

Consumer Discretionary

Home & Office Product Wholesalers
Fastenal	600,000	13,668,571	35,556,000	1.9%

Home Products Stores
Lowe's	400,000	8,620,300	37,748,000	2.0%

Specialty Apparel Stores
TJX Companies	1,400,000	15,131,550	68,390,000	3.7%

		37,420,421	141,694,000	7.6%

Consumer Staples

Beverages
PepsiCo	235,000	14,445,016	28,655,900	1.5%

Household Products
Church & Dwight	1,200,000	21,472,365	79,428,000	4.3%
Clorox	250,000	13,936,595	41,405,000	2.2%
Estee Lauder, Class A	458,594	16,624,230	65,423,020	3.5%
		52,033,190	186,256,020	10.0%

		66,478,206	214,911,920	11.5%

Health Care

Biotech
Amgen	355,000	18,341,781	73,928,750	4.0%
Celgene¹	200,000	7,547,036	14,444,000	0.7%
		25,888,817	88,372,750	4.7%

Large Pharma
Eli Lilly	350,000	12,007,975	41,524,000	2.2%
Johnson & Johnson	420,000	25,247,246	61,698,000	3.3%
Novo Nordisk ADR	1,002,195	7,665,243	46,722,331	2.5%
		44,920,464	149,944,331	8.0%

Life Science Equipment
Agilent Technologies	900,000	16,302,137	65,115,000	3.5%

Medical Devices
Stryker	300,000	15,657,169	52,638,000	2.8%

		102,768,587	356,070,081	19.0%

Continued on next page.

16	Semi-Annual Report	November 30, 2018	The accompanying notes are an integral part of these financial statements.

Amana Growth Fund: Schedule of Investments

As of November 30, 2018

Common Stocks — 94.3%	Number of Shares	Cost	Market Value	Percentage of Assets

Industrials

Aircraft & Parts
Harris	390,000	$11,806,299	$55,750,500	3.0%

Building Sub Contractors
EMCOR Group	682,750	14,388,860	49,745,165	2.7%

Measurement Instruments
Keysight Technologies¹	500,000	8,390,911	30,910,000	1.7%
Trimble¹	1,500,000	15,966,794	57,045,000	3.0%
		24,357,705	87,955,000	4.7%

Metalworking Machinery
Lincoln Electric Holdings	360,000	8,253,710	30,942,000	1.6%

Rail Freight
Norfolk Southern	300,000	16,971,675	51,222,000	2.7%
Union Pacific	300,000	16,986,610	46,134,000	2.5%
		33,958,285	97,356,000	5.2%

		92,764,859	321,748,665	17.2%

Technology

Application Software
Adobe Systems¹	450,000	14,116,250	112,900,500	6.0%
Intuit	450,000	15,564,740	96,538,500	5.2%
SAP ADR	316,379	19,947,795	32,802,175	1.8%
		49,628,785	242,241,175	13.0%

Communications Equipment
Apple	504,000	1,526,905	90,004,320	4.8%
Cisco Systems	1,500,000	26,759,130	71,805,000	3.8%
		28,286,035	161,809,320	8.6%

Information Services
Gartner¹	180,000	6,186,410	27,574,200	1.4%

Infrastructure Software
Oracle	650,000	12,885,855	31,694,000	1.7%

Semiconductor Devices
Qualcomm	800,000	30,482,851	46,608,000	2.5%
Xilinx	600,000	14,947,540	55,488,000	3.0%
		45,430,391	102,096,000	5.5%

Continued on next page.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	November 30, 2018	17

Amana Growth Fund: Schedule of Investments

As of November 30, 2018

Common Stocks — 94.3%	Number of Shares	Cost	Market Value	Percentage of Assets

Technology (continued)

Semiconductor Manufacturing
ASML Holding NY	308,000	$10,937,644	$52,775,800	2.8%
Taiwan Semiconductor ADR	1,222,471	12,765,781	45,952,685	2.5%
		23,703,425	98,728,485	5.3%

Technology Distributors
SYNNEX	44,335	3,139,140	3,579,608	0.2%

		169,260,041	667,722,788	35.7%

Total investments		$483,111,415	$1,763,178,204	94.3%
Other assets (net of liabilities)			106,657,025	5.7%
Total net assets			$1,869,835,229	100.0%
¹ Non-income producing security ADR: American Depositary Receipt

18	Semi-Annual Report	November 30, 2018	The accompanying notes are an integral part of these financial statements.

Amana Growth Fund

Statement of Assets and Liabilities
As of November 30, 2018

Assets
Investments in securities, at value (Cost $483,111,415)	$1,763,178,204
Cash	103,622,914
Dividends receivable	4,118,441
Receivable for fund shares sold	765,445
Prepaid expenses	29,282
Total Assets	1,871,714,286
Liabilities
Accrued advisory fees	1,205,225
Payable for fund shares redeemed	501,705
Accrued distribution fee	88,729
Accrued retirement plan custodial fees	56,109
Accrued other expenses	17,710
Accrued Chief Compliance Officer expenses	5,863
Accrued transfer agent fees	3,716
Total liabilities	1,879,057
Net Assets	$1,869,835,229

Analysis of Net Assets
Paid-in capital (unlimited shares authorized, without par value)	$531,644,708
Total distributable earnings	1,338,190,521
Net assets applicable to Fund shares outstanding	$1,869,835,229

Net asset value per Investor Share	AMAGX
Net assets, at value	$1,216,099,025
Shares outstanding	31,389,708
Net asset value, offering and redemption price per share	$38.74

Net asset value per Institutional Share	AMIGX
Net assets, at value	$653,736,204
Shares outstanding	16,795,913
Net asset value, offering and redemption price per share	$38.92

Statement of Operations
Period ended November 30, 2018

Investment income
Dividend income (net of foreign taxes of $471,705)	$12,579,545
Miscellaneous income	10,009
Total investment income	12,589,554
Expenses
Investment adviser fees	7,296,029
Distribution fees – Investor Shares	1,499,301
Custodian fees	44,111
Printing and postage	42,868
Professional fees	40,693
Retirement plan custodial fees
Investor Shares	51
Institutional Shares	39,227
Chief Compliance Officer expenses	24,912
Filing and registration fees	20,770
Other expenses	20,669
Trustee fees	18,902
Transfer agent fees
Investor Shares	8,051
Institutional Shares	10,306
Total gross expenses	9,065,890
Less custodian fee credits	(44,111)
Net expenses	9,021,779
Net investment income	$3,567,775

Net realized gain from investments	$5,892,921
Net increase in unrealized appreciation on investments	108,291,568
Net gain on investments	$114,184,489

Net increase in net assets resulting from operations	$117,752,264

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	November 30, 2018	19

Amana Growth Fund

Statements of Changes in Net Assets	Period ended November 30, 2018	Year ended May 31, 2018
Increase in net assets from operations
From operations
Net investment income	$3,567,775	$8,628,264
Net realized gain on investment	5,892,921	70,590,913
Net increase in unrealized appreciation	108,291,568	175,196,961
Net increase in net assets	117,752,264	254,416,138
Distributions to shareowners from
Net dividend and distribution to shareholders – Investor Shares	-	(113,616,588)
Net dividend and distribution to shareholders – Institutional Shares	-	(53,356,168)
Total distributions	-	(166,972,756)A
Capital share transactions
Proceeds from the sale of shares
Investor Shares	93,594,453	105,685,229
Institutional Shares	84,086,355	124,699,923
Value of shares issued in reinvestment of dividends and distributions
Investor Shares	-	111,640,320
Institutional Shares	-	50,075,029
Cost of shares redeemed
Investor Shares	(92,907,063)	(254,372,394)
Institutional Shares	(36,135,927)	(77,913,676)
Total capital share transactions	48,637,818	59,814,431
Total increase in net assets	166,390,082	147,257,813

Net assets
Beginning of period	1,703,445,147	1,556,187,334
End of period	$1,869,835,229	$1,703,445,147B

Shares of the Fund sold and redeemed
Investor Shares (AMAGX)
Number of shares sold	2,426,141	2,920,675
Number of shares issued in reinvestment of dividends and distributions	-	3,193,373
Number of shares redeemed	(2,430,111)	(7,067,832)
Net decrease in number of shares outstanding	(3,970)	(953,784)

Institutional Shares (AMIGX)
Number of shares sold	2,179,624	3,459,330
Number of shares issued in reinvestment of dividends and distributions	-	1,428,674
Number of shares redeemed	(939,789)	(2,155,787)
Net increase in number of shares outstanding	1,239,835	2,732,217

A Consists of net investment income distributions of $5,151,503 and $3,497,801 and realized gain distributions of $108,465,085 and $49,858,367 for Investor Shares and Institutional Shares, respectively.

B Includes accumulated net investment income of $4,194,241.

20	Semi-Annual Report	November 30, 2018	The accompanying notes are an integral part of these financial statements.

Amana Growth Fund: Financial Highlights

Investor Shares (AMAGX)	Period ended	Year ended May 31,
Selected data per share of outstanding capital stock throughout each period:	Nov. 30, 2018	2018	2017	2016	2015	2014
Net asset value at beginning of period	$36.24	$34.42	$33.05	$35.14	$33.22	$29.03
Income from investment operations
Net investment incomeA	0.06	0.16	0.17	0.18	0.13	0.12
Net gains on securities (both realized and unrealized)	2.44	5.47	5.30	0.09	4.02	5.10
Total from investment operations	2.50	5.63	5.47	0.27	4.15	5.22
Less distributions
Dividends (from net investment income)	-	(0.17)	(0.22)	(0.17)	(0.13)	(0.19)
Distributions (from capital gains)	-	(3.64)	(3.88)	(2.19)	(2.10)	(0.84)
Total distributions	-	(3.81)	(4.10)	(2.36)	(2.23)	(1.03)

Net asset value at end of period	$38.74	$36.24	$34.42	$33.05	$35.14	$33.22

Total ReturnB	6.90%	16.76%	18.38%	1.06%	12.66%	18.12%

Ratios / supplemental data
Net assets ($000), end of period	$1,216,099	$1,137,705	$1,113,440	$1,286,511	$1,879,365	$1,890,187
Ratio of expenses to average net assets
Before custodian fee creditsC	1.08%	1.09%	1.10%	1.09%	1.08%	1.10%
After custodian fee creditsC	1.08%	1.09%	1.09%	1.09%	1.08%	1.09%
Ratio of net investment income after custodian fee credits to average net assetsC	0.31%	0.45%	0.52%	0.54%	0.38%	0.39%
Portfolio turnover rateB	0%	0%	0%D	0%	0%	0%

Institutional Shares (AMIGX)	Period ended	Year ended May 31				Period endedE
Selected data per share of outstanding capital stock throughout each period:	Nov. 30, 2018	2018	2017	2016	2015	May 31, 2014
Net asset value at beginning of period	$36.37	$34.53	$33.11	$35.17	$33.23	$30.45
Income from investment operations
Net investment incomeA	0.10	0.25	0.26	0.29	0.25	0.16
Net gains on securities (both realized and unrealized)	2.45	5.49	5.31	0.07	3.97	3.70
Total from investment operations	2.55	5.74	5.57	0.36	4.22	3.86
Less distributions
Dividends (from net investment income)	-	(0.26)	(0.27)	(0.23)	(0.18)	(0.24)
Distributions (from capital gains)	-	(3.64)	(3.88)	(2.19)	(2.10)	(0.84)
Total distributions	-	(3.90)	(4.15)	(2.42)	(2.28)	(1.08)

Net asset value at end of period	$38.92	$36.37	$34.53	$33.11	$35.17	$33.23

Total ReturnB	7.01%	17.03%	18.67%	1.31%	12.88%	12.82%

Ratios / supplemental data
Net assets ($000), end of period	$653,736	$565,740	$442,747	$457,898	$172,281	$94,349
Ratio of expenses to average net assets
Before custodian fee creditsC	0.85%	0.86%	0.86%	0.85%	0.83%	0.87%
After custodian fee creditsC	0.84%	0.86%	0.85%	0.85%	0.83%	0.87%
Ratio of net investment income after custodian fee credits to average net assetsC	0.55%	0.70%	0.78%	0.89%	0.65%	0.70%
Portfolio turnover rateB	0%	0%	0%D	0%	0%	0%

A Calculated using average shares outstanding
BNot annualized for periods of less than one year
C Annualized for periods of less than one year
D Amount is less than 0.5%
E Operations commenced on 09/25/2013

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	November 30, 2018	21

Amana Developing World Fund: Performance Summary

Average Annual Returns (as of November 30, 2018)

	1 Year	5 Year	10 Year	Expense Ratio¹
Investor Shares (AMDWX)²	-10.61%	-2.69%	n/a	1.31%
Institutional Shares (AMIDX)²	-10.50%	-2.46%	n/a	1.13%
MSCI Emerging Markets Index	-9.09%	1.90%	9.12%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is unmanaged and expense-free. Conversely, the Fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other operational costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in Investor Shares of the Fund on September 28, 2009, to an identical amount invested in the MSCI Emerging Markets Index, a broad-based international equity index. The graph shows that an investment in Investor Shares of the Fund would have fallen to $9,438 versus rising to $13,512 in the Index. Investor Shares are used in this chart because they have a longer track record. Please note that investors cannot invest directly in the index.

Past performance does not guarantee future results. The "Growth of $10,000" graph and "Average Annual Returns" performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

¹ By regulation, expense ratios shown in this table are as stated in the Funds' most recent prospectus, which is dated September 28, 2018, and incorporates results for the fiscal year ended May 31, 2018. Ratios presented in this table differ from the expense ratios shown elsewhere in this report as they represent different fiscal periods.

² The Amana Developing World Fund commenced operations September 28, 2009. Institutional shares of the Amana Developing World Fund began operations September 25, 2013.

Fund Objective

The objective of the Developing World Fund is long-term capital growth, consistent with Islamic principles.

Top 10 Holdings		Portfolio Diversification
% of Total Net Assets		% of Total Net Assets
Tencent Holdings ADR	5.2%	Apparel, Footwear & Accessory Design	6.3%	█
SM Prime Holdings	3.9%	Household Products	5.8%	█
Clicks Group	3.8%	Application Software	5.2%	█
VF	3.5%	Health Care Facilities	4.8%	█
Hong Kong & China Gas	3.1%	Telecom Carriers	4.7%	█
Colgate-Palmolive	2.9%	Communications Equipment	4.2%	█
Unilever ADR	2.9%	Real Estate Owners & Developers	3.9%	█
Taiwan Semiconductor ADR	2.8%	Food & Drug Stores	3.8%	█
Samsonite International	2.8%	Utility Networks	3.4%	█
Randgold Resources ADR	2.8%	Packaged Food	3.1%	█
		Precious Metal Mining	2.8%	█
		Semiconductor Manufacturing	2.8%	█
		Airlines	2.7%	█
		Home Improvement	2.7%	█
		Specialty Chemicals	2.6%	█
		Computer Hardware & Storage	2.5%	█
		Other Industries < 2.5%	20.6%	█
		Other Assets (net of liabilities)	18.1%	█

22	Semi-Annual Report	November 30, 2018

Amana Developing World Fund: Schedule of Investments

As of November 30, 2018

Common Stocks – 81.9%	Number of Shares	Cost	Market Value	Country¹	Percentage of Assets

Communications

Entertainment Content
Naspers ADR	15,600	$849,095	$639,132	South Africa	2.3%

Internet Media
Baidu ADR²	3,500	241,481	658,980	China³	2.4%

Telecom Carriers
Advanced Info Service	99,000	725,933	539,041	Thailand	1.9%
Telekomunikasi Indonesia ADR	30,000	540,800	777,000	Indonesia	2.8%
		1,266,733	1,316,041		4.7%

		2,357,309	2,614,153		9.4%

Consumer Discretionary

Airlines
Bangkok Airways Public Company NVDR	1,140,000	685,317	423,795	Thailand	1.5%
Copa Holdings, Class A	4,000	546,498	340,120	Panama	1.2%
		1,231,815	763,915		2.7%

Apparel, Footwear & Accessory Design
Samsonite International	259,800	773,757	786,817	Hong Kong³	2.8%
VF	12,000	310,438	975,480	United States	3.5%
		1,084,195	1,762,297		6.3%

Automobiles
Ford Otomotiv Sanayi	52,500	536,206	541,247	Turkey	2.0%

Home Improvement
Techtronic Industries	140,000	591,316	759,084	Hong Kong	2.7%

		3,443,532	3,826,543		13.7%

Consumer Staples

Food & Drug Stores
Clicks Group	78,000	483,452	1,056,098	South Africa	3.8%

Household Products
Colgate-Palmolive	12,600	657,268	800,352	United States	2.9%
Unilever ADR	14,700	592,155	798,063	United Kingdom	2.9%
		1,249,423	1,598,415		5.8%

Packaged Food
Indofood CBP Sukses Makmur	800,000	424,798	552,111	Indonesia	2.0%
M. Dias Branco	30,000	458,337	313,499	Brazil	1.1%
		883,135	865,610		3.1%

		2,616,010	3,520,123		12.7%

Continued on next page.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	November 30, 2018	23

Amana Developing World Fund: Schedule of Investments

As of November 30, 2018

Common Stocks — 81.9%	Number of Shares	Cost	Market Value	Country¹	Percentage of Assets

Financials

Islamic Banking
BIMB Holdings	531,000	$650,958	$484,223	Malaysia	1.7%

Real Estate Owners & Developers
SM Prime Holdings	1,610,000	619,395	1,067,717	Philippines	3.9%

		1,270,353	1,551,940		5.6%

Health Care

Generic Pharma
Aspen Pharmacare Holdings	28,000	448,859	297,189	South Africa	1.1%

Health Care Facilities
Bangkok Dusit Medical Services NVDR	380,000	238,695	309,655	Thailand	1.1%
IHH Healthcare	300,000	391,875	385,452	Malaysia	1.4%
KPJ Healthcare	2,535,992	592,100	638,555	Malaysia	2.3%
		1,222,670	1,333,662		4.8%

Specialty Pharma
Genomma Lab Internacional, Class B²	273,500	615,641	167,832	Mexico	0.6%

		2,287,170	1,798,683		6.5%

Industrials

Logistics Services
Kerry Logistics Network	400,000	583,456	643,483	China³	2.3%

Rail Freight
Kansas City Southern Industries	6,500	437,054	669,825	United States	2.4%

Transport Support Services
Grupo Aeroportuario Sureste ADR	1,350	297,912	180,832	Mexico	0.7%

		1,318,422	1,494,140		5.4%

Materials

Precious Metal Mining
Randgold Resources ADR	9,750	953,084	781,658	South Africa	2.8%

Specialty Chemicals
International Flavors & Fragrances	5,000	706,596	708,150	United States	2.6%

		1,659,680	1,489,808		5.4%

Technology

Application Software
Tencent Holdings ADR	36,000	693,470	1,442,880	China	5.2%

Communications Equipment
Samsung Electronics	16,500	796,235	618,274	South Korea	2.2%
Sercomm	266,000	725,431	542,483	Taiwan	2.0%
		1,521,666	1,160,757		4.2%

Continued on next page.

24	Semi-Annual Report	November 30, 2018	The accompanying notes are an integral part of these financial statements.

Amana Developing World Fund: Schedule of Investments

As of November 30, 2018

Common Stocks — 81.9%	Number of Shares	Cost	Market Value	Country¹	Percentage of Assets

Technology (continued)

Computer Hardware & Storage
Advantech	90,000	$639,269	$684,715	Taiwan	2.5%

Electronics Components
Silergy	20,400	470,689	324,857	China³	1.2%

Semiconductor Manufacturing
Taiwan Semiconductor ADR	21,000	843,194	789,390	Taiwan	2.8%

		4,168,288	4,402,599		15.9%

Utilities

Integrated Utilities
AboitizPower	815,000	711,370	493,576	Philippines	1.8%

Power Generation
Manila Electric	80,000	517,224	587,689	Philippines	2.1%

Utility Networks
Enersis Americas ADR	10,000	116,073	86,800	Chile	0.3%
Hong Kong & China Gas	421,927	661,270	851,735	China³	3.1%
		777,343	938,535		3.4%

		2,005,937	2,019,800		7.3%

Total Common Stock		$21,126,701	$22,717,789		81.9%

Warrants — 0.0%[4]	Number of Shares	Cost	Market Value	Country¹	Percentage of Assets

Financials

Islamic Banking
BIMB Holdings Warrants²	80,000	$-	$3,537	Malaysia	0.0%[4]

Total Warrants			3,537		0.0%[4]

Total investments	$21,126,701		$22,721,326		81.9%
Other assets (net of liabilities)			5,015,853		18.1%
Total net assets			$27,737,179		100.0%

¹ Country of domicile unless otherwise indicated
² Non-Income producing security
³ Denotes a country or region of primary exposure
[4] Amount is less than 0.05%

ADR: American Depositary Receipt
NVDR: Thai Non-Voting Depository

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	November 30, 2018	25

Amana Developing World Fund: Schedule of Investments

As of November 30, 2018

Other assets (net of liabilities) 18.1%

26	Semi-Annual Report	November 30, 2018	The accompanying notes are an integral part of these financial statements.

Amana Developing World Fund

Statement of Assets and Liabilities
As of November 30, 2018

Assets
Investments in securities, at value (Cost $21,126,701)	$22,721,326
Cash	5,016,304
Dividends receivable	19,704
Prepaid expenses	9,985
Receivable for Fund shares sold	4,200
Total Assets	27,771,519
Liabilities
Accrued advisory fees	18,637
Accrued retirement plan custodial fees	9,771
Accrued audit expenses	2,024
Payable for Fund shares redeemed	1,252
Accrued distribution fee	1,076
Accrued transfer agent fees	807
Accrued other expenses	692
Accrued Chief Compliance Officer expenses	81
Total liabilities	34,340
Net Assets	$27,737,179

Analysis of Net Assets
Paid-in capital (unlimited shares authorized, without par value)	$31,657,805
Total distributable earnings	(3,920,626)
Net assets applicable to Fund shares outstanding	$27,737,179

Net asset value per Investor Share	AMDWX
Net assets, at value	$14,776,941
Shares outstanding	1,592,461
Net asset value, offering and redemption price per share	$9.28

Net asset value per Institutional Share	AMIDX
Net assets, at value	$12,960,238
Shares outstanding	1,391,640
Net asset value, offering and redemption price per share	$9.31

Statement of Operations
Period ended November 30, 2018

Investment income
Dividend income (net of foreign taxes of $33,145)	$253,206
Miscellaneous income	106
Total investment income	253,312
Expenses
Investment adviser fees	123,075
Filing and registration fees	24,800
Distribution fees – Investor Shares	18,316
Custodian fees	7,384
Retirement plan custodial fees
Investor Shares	1
Institutional Shares	4,719
Professional fees	3,528
Transfer agent fees
Investor Shares	785
Institutional Shares	1,729
Printing and postage	2,485
Other expenses	864
Chief Compliance Officer expenses	465
Trustee fees	418
Total gross expenses	188,569
Less custodian fee credits	(7,384)
Net expenses	181,185
Net investment income	$72,127

Net realized loss from investments and foreign currency	$(237,617)
Net decrease in unrealized appreciation on investments and foreign currency	(2,149,738)
Net loss on investments	$(2,387,355)

Net decrease in net assets resulting from operations	$(2,315,228)

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	November 30, 2018	27

Amana Developing World Fund

Statements of Changes in Net Assets	Period ended November 30, 2018	Year ended May 31, 2018
Increase (Decrease) in net assets from operations
From operations
Net investment income	$72,127	$110,459
Net realized gain (loss) on investment	(237,617)	129,737
Net decrease in unrealized appreciation	(2,149,738)	(104,247)
Net increase (decrease) in net assets	(2,315,228)	135,949
Distributions to shareowners from
Net dividend and distribution to shareholders – Investor Shares	-	(26,968)
Net dividend and distribution to shareholders – Institutional Shares	-	(42,740)
Total distributions	-	(69,708)A
Capital share transactions
Proceeds from the sale of shares
Investor Shares	2,780,964	4,115,209
Institutional Shares	2,138,871	8,339,803
Value of shares issued in reinvestment of dividends and distributions
Investor Shares	-	26,829
Institutional Shares	-	42,740
Cost of shares redeemed
Investor Shares	(1,902,177)	(3,968,970)
Institutional Shares	(4,066,275)	(6,544,079)
Total capital share transactions	(1,048,617)	2,011,532
Total increase (decrease) in net assetss	(3,363,845)	2,077,773

Net assets
Beginning of period	31,101,024	29,023,251
End of period	$27,737,179	$31,101,024B

Shares of the Fund sold and redeemed
Investor Shares (AMDWX)
Number of shares sold	294,383	394,629
Number of shares issued in reinvestment of dividends and distributions	-	2,507
Number of shares redeemed	(200,661)	(384,211)
Net increase in number of shares outstanding	93,722	12,925

Institutional Shares (AMIDX)
Number of shares sold	224,318	796,298
Number of shares issued in reinvestment of dividends and distributions	-	3,983
Number of shares redeemed	(423,301)	(630,852)
Net increase (decrease) in number of shares outstanding	(198,983)	169,429
A Consists of net investment income distributions of $26,968 and $42,740 for Investor Shares and Institutional Shares, respectively. B Includes accumulated net investment income of $50,686.

28	Semi-Annual Report	November 30, 2018	The accompanying notes are an integral part of these financial statements.

Amana Developing World Fund: Financial Highlights

Investor Shares (AMDWX)	Period ended	Year ended May 31,
Selected data per share of outstanding capital stock throughout each period:	Nov. 30, 2018	2018	2017	2016	2015	2014
Net asset value at beginning of period	$10.05	$9.97	$9.38	$10.29	$10.88	$10.94
Income from investment operations
Net investment incomeA	0.02	0.03	0.04	0.03	0.05	0.01
Net gains (losses) on securities (both realized and unrealized)	(0.79)	0.07	0.57	(0.89)	(0.62)	(0.03)
Total from investment operations	(0.77)	0.10	0.61	(0.86)	(0.57)	(0.02)
Less distributions
Dividends (from net investment income)	-	(0.02)	(0.02)	(0.05)	(0.02)	(0.04)
Total distributions	-	(0.02)	(0.02)	(0.05)	(0.02)	(0.04)

Net asset value at end of period	$9.28	$10.05	$9.97	$9.38	$10.29	$10.88

Total returnB	-7.66%	0.98%	6.59%	(8.32)%	(5.24)%	(0.17)%

Ratios / supplemental data
Net assets ($000), end of period	$14,777	$15,067	$14,820	$17,781	$21,051	$20,775
Ratio of expenses to average net assets
Before custodian fee creditsC	1.39%	1.37%	1.35%	1.51%	1.54%	1.59%
After custodian fee creditsC	1.34%	1.32%	1.30%	1.45%	1.48%	1.54%
Ratio of net investment income after custodian fee credits to average net assetsC	0.39%	0.27%	0.41%	0.37%	0.50%	0.06%
Portfolio turnover rateB	1%	20%	10%	33%	14%	11%

Institutional Shares (AMIDX)	Period ended	Year ended May 31,				Period endedD
Selected data per share of outstanding capital stock throughout each period:	Nov. 30, 2018	2018	2017	2016	2015	May 31, 2014
Net asset value at beginning of period	$10.08	$9.99	$9.43	$10.33	$10.91	$10.87
Income from investment operations
Net investment incomeA	0.03	0.05	0.06	0.06	0.09	0.05
Net gains (losses) on securities (both realized and unrealized)	(0.80)	0.07	0.57	(0.89)	(0.63)	0.03
Total from investment operations	(0.77)	0.12	0.63	(0.83)	(0.54)	0.08
Less distributions
Dividends (from net investment income)	-	(0.03)	(0.07)	(0.07)	(0.04)	(0.04)
Total distributions	-	(0.03)	(0.07)	(0.07)	(0.04)	(0.04)

Net asset value at end of period	$9.31	$10.08	$9.99	$9.43	$10.33	$10.91

Total ReturnB	-7.64%	1.17%	6.74%	(8.00)%	(4.96)%	0.75%

Ratios / supplemental data
Net assets ($000), end of period	$12,960	$16,034	$14,203	$7,340	$8,442	$7,406
Ratio of expenses to average net assets
Before custodian fee creditsC	1.21%	1.19%	1.14%	1.20%	1.24%	1.40%
After custodian fee creditsC	1.16%	1.14%	1.09%	1.14%	1.18%	1.35%
Ratio of net investment income after custodian fee credits to average net assetsC	0.30%	0.44%	0.65%	0.67%	0.86%	0.64%
Portfolio turnover rateB	1%	20%	10%	33%	14%	11%

A Calculated using average shares outstanding
B Not annualized for periods of less than one year
C Annualized for periods of less than one year
D Operations commenced on 9/25/2013

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	November 30, 2018	29

Amana Participation Fund: Performance Summary

Average Annual Returns (as of November 30, 2018)

	1 Year	5 Year	10 Year	Expense Ratio¹
Investor Shares (AMAPX)²	-0.47%	n/a	n/a	0.87%
Institutional Shares (AMIPX)²	-0.34%	n/a	n/a	0.62%
FTSE Sukuk Index	-0.66%	3.12%	6.36%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is unmanaged and expense-free. Conversely, the Fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other operational costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in Institutional Shares of the Fund on September 28, 2015, to an identical amount invested in the FTSE Sukuk Index, a measurement of global Islamic fixed income securities, also known as sukuk. The graph shows that an investment in Institutional Shares of the Fund would have risen to $10,433 versus $10,775 in the Index. Institutional Shares are used in this chart because they represent the larger share class in terms of assets. Please note that investors cannot invest directly in the index.

Past performance does not guarantee future results. The "Growth of $10,000" graph and "Average Annual Returns" performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

The FTSE Sukuk Index was formerly known as the Citi Sukuk Index. The London Stock Exchange Group acquired Citigroup Index LLC in August 2017.

¹ By regulation, expense ratios shown in this table are as stated in the Funds' most recent prospectus, which is dated September 28, 2018, and incorporates results for the fiscal year ended May 31, 2018. Ratios presented in this table differ from the expense ratios shown elsewhere in this report as they represent different fiscal periods.

² The Amana Participation Fund commenced operations September 28, 2015.

Fund Objective

The objectives of the Participation Fund are capital preservation and current income, consistent with Islamic principles. Capital preservation is its primary objective.

Top 10 Holdings
% of Total Net Assets
Dubai International Financial Centre Sukuk (4.325% due 11/12/2024)	4.6%
Emirates Islamic Bank Sukuk (3.542% due 05/31/2021)	4.5%
Dubai International Bank Sukuk (2.921% due 06/03/2020)	4.5%
Noor Sukuk (2.788% due 04/28/2020)	4.5%
Investment Corporation of Dubai Sukuk (3.508% due 05/21/2020)	4.5%
Equate Sukuk Spc (3.944% due 02/21/2024)	4.5%
Emirates Madina Group Sukuk (4.564% due 06/18/2024)	4.5%
Qatar International Bank Sukuk (2.754% due 10/27/2020)	4.5%
SIB Sukuk Co III (3.084% due 09/08/2021)	4.4%
DP World Crescent (3.908% due 05/31/2023)	4.1%

Portfolio Diversification
% of Total Net Assets
Financials	39.8%	█
Foreign Government Sukuks	22.6%	█
Consumer Discretionary	7.8%	█
Utilities	5.4%	█
Materials	4.5%	█
Industrials	4.1%	█
Communications	3.1%	█
Technology	2.7%	█
Energy	1.9%	█
Other Assets (net of liabilities)	8.1%	█

30	Semi-Annual Report	November 30, 2018

Amana Participation Fund: Schedule of Investments

As of November 30, 2018

Corporate Sukuk – 69.3%	Coupon / Maturity	Face Amount	Market Value	Country¹	Percentage of Assets

Communications

Ooredoo Tamweel²	3.039% due 12/03/2018	$2,000,000	$2,000,000	Qatar	3.1%

			2,000,000		3.1%

Consumer Discretionary

AAl Shindagha²	3.776% due 11/26/2019	2,650,000	2,637,267	United Arab Emirates	4.0%
Majid Al Futtaim²	4.50% due 11/03/2025	2,500,000	2,477,100	United Arab Emirates	3.8%

			5,114,367		7.8%

Energy

Petronas Global³	2.707% due 03/18/2020	1,250,000	1,236,362	Malaysia	1.9%

			1,236,362		1.9%

Financials

Dubai International Bank²	2.921% due 06/03/2020	3,000,000	2,949,858	United Arab Emirates	4.5%
Dubai International Financial Centre²	4.325% due 11/12/2024	3,000,000	2,986,986	United Arab Emirates	4.6%
Emirates Islamic Bank²	3.542% due 05/31/2021	3,000,000	2,965,467	United Arab Emirates	4.5%
Emirates Madina Group²	4.564% due 06/18/2024	3,000,000	2,925,630	United Arab Emirates	4.5%
Exim Sukuk Malaysia²	2.874% due 02/19/2019	1,500,000	1,497,890	Malaysia	2.3%
Investment Corporation of Dubai²	3.508% due 05/21/2020	2,975,000	2,941,552	United Arab Emirates	4.5%
Noor Sukuk²	2.788% due 04/28/2020	3,000,000	2,945,019	United Arab Emirates	4.5%
Qatar International Bank²	2.754% due 10/27/2020	3,000,000	2,918,256	Qatar	4.5%
SIB Sukuk Co III²	3.084% due 09/08/2021	3,000,000	2,908,116	United Arab Emirates	4.4%
Sukuk Funding No3²	4.348% due 12/03/2018	1,000,000	994,420	United Arab Emirates	1.5%

			26,033,194		39.8%

Industrials

DP World Crescent²	3.908% due 05/31/2023	2,750,000	2,702,873	United Arab Emirates	4.1%

			2,702,873		4.1%

Materials

Equate Sukuk Spc²	3.944% due 02/21/2024	3,000,000	2,928,207	United Arab Emirates	4.5%

			2,928,207		4.5%

Technology

Axiata²	4.357% due 03/24/2026	1,750,000	1,731,387	Malaysia	2.7%

			1,731,387		2.7%

Utilities

Saudi Electric Global³	4.00% due 04/08/2024	1,500,000	1,464,675	Saudi Arabia	2.2%
TNB Global Ventures Capital²	3.244% due 10/19/2026	2,290,000	2,093,303	Malaysia	3.2%

			3,557,978		5.4%

Total Corporate Sukuk			$45,304,368		69.3%

Continued on next page.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	November 30, 2018	31

Amana Participation Fund: Schedule of Investments

As of November 30, 2018
Government Sukuk — 22.6%	Coupon / Maturity	Face Amount	Market Value	Country¹	Percentage of Assets

Foreign Government Sukuk

Dubai Department of Finance²	3.875% due 01/30/2023	$2,250,000	$2,220,478	United Arab Emirates	3.4%
Kingdom of Saudi Arabia²	3.628% due 04/20/2027	2,750,000	2,628,213	Saudi Arabia	4.0%
Oman Sovereign²	4.397% due 06/01/2024	2,500,000	2,336,622	Oman	3.6%
Perusahaan Penerbit SBSN III³	6.125% due 03/15/2019	500,000	504,000	Indonesia	0.8%
Perusahaan Penerbit SBSN²	4.55% due 03/29/2026	1,750,000	1,711,675	Indonesia	2.6%
Perusahaan Penerbit SBSN³	4.55% due 03/29/2026	250,000	244,525	Indonesia	0.4%
RAK Capital²	3.094% due 03/31/2025	1,500,000	1,407,210	United Arab Emirates	2.1%
Sharjah²	3.764% due 09/17/2024	1,500,000	1,471,595	United Arab Emirates	2.3%
State of Qatar²	3.241% due 01/18/2023	2,250,000	2,209,352	Qatar	3.4%

Total Government Sukuk			14,733,670		22.6%

Total investments	(Cost $61,836,149)		$60,038,038		91.9%
Other assets (net of liabilities)			5,288,425		8.1%
Total net assets			$65,326,463		100.0%

¹ Country of risk

² Security was purchased pursuant to Regulation S under the Securities Act of 1933 which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At November 30, 2018, the aggregate value of these securities was $56,588,476 representing 86.6% of net assets.

³ Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At November 30, 2018, the net value of these securities was $3,449,562 representing 5.3% of net assets.

Sukuk Quality Diversification

% of Total Net Assets
Rated "AA-"	3.4%	█
Rated "A+"	8.5%	█
Rated "A"	6.6%	█
Rated "A-"	22.9%	█
Rated "BBB+"	13.6%	█
Rated "BBB"	8.5%	█
Rated "BBB-"	16.5%	█
Not rated	11.9%	█
Other assets (net of liabilities)	8.1%	█

Credit ratings are the lesser of S&P Global Ratings or Moody's Investors Service. If neither S&P nor Moody's rate a particular security, that security is categorized as not rated (except for US Treasury securities and securities issued or backed by US agencies which inherit the credit rating for the US government). Ratings range from AAA (highest) to D (lowest). Bonds rated BBB or above are considered investment grade. Credit ratings BB and below are lower-rated securities (junk bonds). Ratings apply to the creditworthiness of the issuers of the underlying securities and not the fund or its shares. Ratings may be subject to change.

32	Semi-Annual Report	November 30, 2018	The accompanying notes are an integral part of these financial statements.

Amana Participation Fund

Statement of Assets and Liabilities
As of November 30, 2018

Assets
Investments in securities, at value (cost $61,836,149)	$60,038,038
Cash	4,323,167
Receivable for Fund shares sold	569,238
Dividends and Income	460,735
Prepaid expenses	18,317
Total assets	65,409,495
Liabilities
Payable for Fund shares redeemed	41,783
Accrued advisory fees	26,513
Distributions payable	7,694
Accrued retirement plan custodial fees	3,135
Accrued other expenses	2,210
Accrued distribution fee	1,479
Accrued Chief Compliance Officer expenses	218
Total liabilities	83,032
Net Assets	$65,326,463

Analysis of Net Assets
Paid-in capital (unlimited shares authorized, without par value)	$67,181,574
Total distributable earnings	(1,855,111)
Net assets applicable to Fund shares outstanding	$65,326,463

Net asset value per Investor Share	AMAPX
Net assets, at value	$20,286,129
Shares outstanding	2,088,066
Net asset value, offering and redemption price per share	$9.72

Net asset value per Institutional Share	AMIPX
Net assets, at value	$45,040,334
Shares outstanding	4,619,854
Net asset value, offering and redemption price per share	$9.75

Statement of Operations
Period ended November 30, 2018

Investment income
Sukuk Income	$1,046,199
Miscellaneous income	52
Total investment income	1,046,251
Expenses
Investment adviser fees	161,665
Distribution fees – Investor Shares	23,938
Filing and registration fees	20,488
Custodian fees	6,081
Professional Fees	3,545
Retirement plan custodial fees
Investor Shares	24
Institutional Shares	1,856
Printing and postage	1,523
Chief Compliance Officer expenses	851
Trustee fees	686
Other expenses	633
Total gross expenses	221,290
Less custodian fee credits	(6,081)
Net expenses	215,209
Net investment income	$831,042

Net realized loss from investments	$(52,159)
Net increase in unrealized depreciation on investments	(245,491)
Net loss on investments	$(297,650)

Net increase in net assets resulting from operations	$533,392

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	November 30, 2018	33

Amana Participation Fund

Statements of Changes in Net Assets	Period ended November 30, 2018	Year ended May 31, 2018
Increase in net assets from operations
From operations
Net investment income	$831,042	$1,188,044
Net realized loss on investment	(52,159)	(2,029)
Net increase in unrealized depreciation	(245,491)	(1,764,225)
Net increase (decrease) in net assets	533,392	(578,210)
Distributions to shareowners from
Net investment income
Investor Shares	(230,719)	(316,414)
Institutional Shares	(600,323)	(871,630)
Total distributions	(831,042)	(1,188,044)A
Capital share transactions
Proceeds from the sale of shares
Investor Shares	5,660,712	11,944,335
Institutional Shares	4,592,600	27,010,316
Value of shares issued in reinvestment of dividends and distributions
Investor Shares	229,790	314,337
Institutional Shares	552,832	791,141
Early redemption fees retained
Investor Shares	-	398
Institutional Shares	-	884
Cost of shares redeemed
Investor Shares	(3,725,117)	(5,585,736)
Institutional Shares	(4,628,580)	(7,981,340)
Total capital share transactions	2,682,237	26,494,335
Total increase in net assets	2,384,587	24,728,081

Net assets
Beginning of period	62,941,876	38,213,795
End of period	$65,326,463	$62,941,876

Shares of the Fund sold and redeemed
Investor Shares (AMAPX)
Number of shares sold	579,996	1,202,404
Number of shares issued in reinvestment of dividends and distributions	23,545	31,650
Number of shares redeemed	(381,585)	(560,823)
Net increase in number of shares outstanding	221,956	673,231

Institutional Shares (AMIPX)
Number of shares sold	468,372	2,697,778
Number of shares issued in reinvestment of dividends and distributions	56,430	79,448
Number of shares redeemed	(472,191)	(800,994)
Net increase in number of shares outstanding	52,611	1,976,232

A Consists of net investment income distributions of $316,414 and $871,630 for Investor Shares and Institutional Shares, respectively.

34	Semi-Annual Report	November 30, 2018	The accompanying notes are an integral part of these financial statements.

Amana Participation Fund: Financial Highlights

Investor Shares (AMAPX)	Period ended	Year ended May 31,		Period endedA
Selected data per share of outstanding capital stock throughout each period:	Nov. 30, 2018	2018	2017	May 31, 2016
Net asset value at beginning of period	$9.76	$10.07	$10.02	$10.00
Income from investment operations
Net investment incomeB	0.11	0.22	0.21	0.10
Net gain (losses) on securities (both realized and unrealized)	(0.03)	(0.31)	0.07	(0.01)
Total from investment operations	0.08	(0.09)	0.28	0.09
Less distributions
Dividends (from net investment income)	(0.12)	(0.22)	(0.22)	(0.07)
Distribution (from capital gains)	-	-	(0.01)	-
Total distributions	(0.12)	(0.22)	(0.23)	(0.07)
Paid-in capital from early redemption feesC	n/a	0.00	0.00	0.00

Net asset value at end of period	$9.72	$9.76	$10.07	$10.02

Total ReturnD	0.80%	(0.94)%	2.87%	0.91%

Ratios / supplemental data
Net assets ($000), end of period	$20,286	$18,212	$12,014	$3,016
Ratio of expenses to average net assets
Before custodian fee creditsE	0.86%	0.87%	0.92%	1.12%
After custodian fee creditsE	0.84%	0.85%	0.91%	1.12%
Ratio of net investment income after custodian fee credits to average net assetsE	2.40%	2.18%	2.14%	1.53%
Portfolio turnover rateD	10%	7%	23%	0%

Institutional Shares (AMIPX)	Period ended	Year ended May 31,		Period endedA
Selected data per share of outstanding capital stock throughout each period:	Nov. 30, 2018	2018	2017	May 31, 2016
Net asset value at beginning of period	$9.79	$10.11	$10.05	$10.00
Income from investment operations
Net investment incomeB	0.13	0.24	0.24	0.07
Net gains (losses) on securities (both realized and unrealized)	(0.04)	(0.32)	0.06	0.04
Total from investment operations	0.09	(0.08)	0.30	0.11
Less distributions
Dividends (from net investment income)	(0.13)	(0.24)	(0.23)	(0.06)
Distribution (from capital gains)	-	-	(0.01)	-
Total distributions	(0.13)	(0.24)	(0.24)	(0.06)
Paid-in capital from early redemption feesC	n/a	0.00	0.00	0.00

Net asset value at end of period	$9.75	$9.79	$10.11	$10.05

Total ReturnD	0.92%	(0.80)%	3.09%	1.10%

Ratios / supplemental data
Net assets ($000), end of period	$45,040	$44,729	$26,200	$12,727
Ratio of expenses to average net assets
Before custodian fee creditsE	0.61%	0.62%	0.68%	0.72%
After custodian fee creditsE	0.59%	0.60%	0.67%	0.72%
Ratio of net investment income after custodian fee credits to average net assetsE	2.64%	2.45%	2.38%	0.99%
Portfolio turnover rateD	10%	7%	23%	0%

AOperations commenced on 9/28/2015
B Calculated using average shares outstanding
C Amount is less than $0.01
D Not annualized for periods of less than one year
E Annualized for periods of less than one year

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	November 30, 2018	35

Notes To Financial Statements

Note 1 – Organization

Amana Mutual Funds Trust (the "Trust") was organized as a Delaware Statutory Trust on March 11, 2013, and is the successor to Amana Mutual Funds Trust, an Indiana Business Trust ("Prior Trust") organized on July 26, 1984, pursuant to a reorganization on July 19, 2013. Each Fund is a series of the Trust and the Income, Growth, and Developing World Funds are successors to the corresponding series of the Prior Trust. The Trust is registered as an open-end, diversified management company under the Investment Company Act of 1940, as amended. The Trust restricts its investments to those acceptable to Muslims by investing in accordance with Islamic principles. Four portfolio series have been created. The Income Fund was first authorized to sell shares of beneficial interest to the public on June 23, 1986. The Growth Fund began operations on February 3, 1994. The Developing World Fund began operations on September 28, 2009. Institutional shares of Income, Growth, and Developing World Funds were first offered September 25, 2013. The Participation Fund (both Investor and Institutional Shares) began operations September 28, 2015. The Participation Fund is a nondiversified fund.

Each Fund is an investment company and accordingly follows the investment accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 "Financial Services – Investment Companies."

Each class of shares of a Fund represents an interest in the same portfolio of investments of the Fund and has in all respects the same rights and obligations as each other class of the Fund, except that each class bears its own class expenses, and each class has exclusive voting rights. Each class of shares may be subject to different investment minimums and other conditions of eligibility as may be described in the prospectus for the particular class of shares, as from time to time in effect.

Income, realized and unrealized capital gains and losses, and expenses to be paid by a Fund and not allocated to a particular class as provided below, shall be allocated to each class on the basis of relative net assets. Expenses allocable to a specific class are expenses specifically incurred by or for such class including the following:

  Distribution fees;
  Retirement plan custodial fees; and
  Any applicable service fees.

Net investment income dividends and capital gain distributions paid by the Fund on each class of its shares will be calculated in the same manner on the same day and at the same time.

Investment risks:
Income, Growth, Developing World, and Participation Funds: The value of the shares of each of the Funds rises and falls as the value of the securities in which the Funds invest goes up and down. The Funds limit the securities they purchase to those consistent with Islamic principles. This limits opportunities and may affect performance. Each of the Funds may invest in securities that are not traded in the United States. Investments in the securities of foreign issuers may involve risks in addition to those normally associated with investments in the securities of US issuers. These risks include currency and market fluctuations, and political or social instability. The risks of foreign investing are generally magnified in the smaller and more volatile securities markets of the developing world.

Growth Fund: The smaller and less seasoned companies that may be in the Growth Fund have a greater risk of price volatility.

Participation Fund: While the Participation Fund does not invest in conventional bonds, risks similar to those of conventional diversified fixed-income funds apply. These include: diversification and concentration risk, liquidity risk, interest rate risk, credit risk, and high-yield risk. The Participation Fund also includes risks specific to investments in Islamic fixed-income instruments. The structural complexity of sukuk, along with the weak infrastructure of the sukuk market, increases risk. As compared to rights of conventional bondholders, holders of sukuk may have limited ability to pursue legal recourse to enforce the terms of the sukuk or to restructure the sukuk in order to seek recovery of principal. Sukuk are also subject to the risk that some Islamic scholars may deem certain sukuk as not meeting Islamic investment principles subsequent to the sukuk being issued.

The Funds may invest substantially in one or more sectors, which can increase volatility and exposure to issues specific to a particular sector or industry.

Note 2 – Unaudited Information

The information in this interim report has not been subject to independent audit.

Note 3 – Significant Accounting Policies

The following is a summary of the significant accounting policies, in conformity with accounting principles generally accepted in the United States of America, which are consistently followed by the Funds in preparation of their financial statements.

Security valuation:

Investments in securities traded on a national securities exchange and over-the-counter securities for which sale prices are available are valued at that price. Securities for which there are no sales are valued at latest bid price.

Foreign markets may close before the time as of which the Funds' share prices are determined. Because of this, events occurring after the close and before the determination of the Funds' share prices may have a material effect on the values of some or all of the Funds' foreign securities. To account for this, the Funds may use outside pricing services for valuation of their non-US securities.

In cases in which there is not a readily available market price, a fair value for such security is determined in good faith by or under the direction of the Board of Trustees.

Security transactions are recorded on trade date. Realized gains and losses on sales of securities are recorded on the identified cost basis.

Sukuk certificates in which the Participation Fund invests are valued based on evaluated prices supplied by an independent pricing service, which include valuations provided by market makers and other participants, provided that there is sufficient market activity on which the pricing service can base such valuations. Where market activity is insufficient for making such determinations, the independent pricing service uses proprietary valuation methodologies and may consider a variety of factors, such as yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, and other factors in order to calculate the security's fair value.

36	Semi-Annual Report	November 30, 2018

Notes To Financial Statements (continued)

Foreign currency:

Investment securities and other assets and liabilities denominated in foreign currencies are translated into US dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into US dollar amounts on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books and the US dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Share valuation:

Each Fund computes the share price of each share class by dividing the net assets attributable to each share class by the outstanding shares of that class. Each share class represents an interest in the same investment portfolio. Each share class is identical in all respects except that each class bears its own class expenses, and each class has exclusive voting rights. As a result of the differences in the expenses borne by each share class, the share price and distributions will vary among a Fund's share classes. The Funds' shares are not priced or traded on days the New York Stock Exchange is closed. The NAV is both the offering and redemption price per share.

Fair value measurements:

Accounting Standards Codification (ASC) 820 establishes a three-tier framework for measuring fair value based on a hierarchy of inputs. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Funds' own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds' investments and are summarized below.

Share Valuation Inputs as of November 30, 2018
Funds	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input	Total
Income Fund
Common Stocks¹	$1,326,609,846	$-	$-	$1,326,609,846
Total Assets	$1,326,609,846	$-	$-	$1,326,609,846

Growth Fund
Common Stocks¹	$1,763,178,204	$-	$-	$1,763,178,204
Total Assets	$1,763,178,204	$-	$-	$1,763,178,204

Developing World Fund
Common Stocks
Communications	$2,075,112	$539,041	$-	$2,614,153
Consumer Discretionary	$1,315,600	$2,510,943	$-	$3,826,543
Consumer Staples	$1,598,415	$1,921,708	$-	$3,520,123
Financials	$-	$1,551,940	$-	$1,551,940
Health Care	$-	$1,798,683	$-	$1,798,683
Industrials	$850,657	$643,483	$-	$1,494,140
Materials	$1,489,808	$-	$-	$1,489,808
Technology	$2,232,270	$2,170,329	$-	$4,402,599
Utilities	$86,800	$1,933,000	$-	$2,019,800
Total Common Stocks	$9,648,662	$13,069,127	$-	$22,717,789

Warrants¹	$3,537	$-	$-	$3,537

Total Assets	$9,652,199	$13,069,127	$-	$22,721,326

Participation Fund
Corporate Sukuk¹	$-	$45,304,368	$-	$45,304,368
Government Sukuk¹	$-	$14,733,670	$-	$14,733,670
Total Assets	$-	$60,038,038	$-	$60,038,038
During the period ended November 30, 2018, no Fund had transfers between Level 1, Level 2, and Level 3. ¹ See the Schedule of Investments for additional details.

Semi-Annual Report	November 30, 2018	37

Notes To Financial Statements (continued)

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Trust has the ability to access.

Level 2 – Observable inputs other than quoted prices in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Trust's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The table on page 37 is a summary of the inputs used as of November 30, 2018, in valuing the Funds' investments carried at fair value.

Derivative instruments and hedging activities:

The Funds have adopted the financial accounting reporting rules required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification. The Funds are required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity's results of operations and financial position.

During a previous fiscal period, the Funds held positions in rights offerings as a result of actions taken by the board of directors of the underlying companies. Rights offerings are issued to existing shareowners of companies and allow shareowners to purchase additional company shares, generally at a discount to the current market price, prior to a set expiration date. As a result of exercising certain rights offerings, the Funds received warrants. Holders of warrants have the right to purchase additional securities directly from the issuer at a set exercise price, prior to a stated expiration date.

The effects of these derivative instruments on the Fund's financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations are presented in the tables below. The fair values of derivative instruments as of November 30, 2018, by risk category are as follows:

Developing World Fund
Statement of Assets and Liabilities Location	Derivatives not designated as hedging instruments	Asset Derivatives
Investments in securities, at value	Warrants	$3,537
	Total	$3,537

Statement of Operations Effects

Developing World Fund
Derivatives not designated as hedging instruments	Realized Gain (Loss)	Changes in Unrealized Gain
Warrants	$-	$(684)
Total	$-	$(684)

The average monthly notional amount of warrants during the fiscal period ended November 30, 2018, was $91,661.

Investment concentration:

The fundamental policies of the Funds prohibit earning interest, in accordance with Islamic principles. Consequently, cash is held in non-interest-bearing deposits with the Funds' custodian or other banks. "Other assets (net of liabilities)" in the Funds' Schedules of Investments primarily represents cash on deposit with the custodian. Cash on deposit will vary widely over time. Accounting Standards Codification ("ASC") 825, "Financial Instruments," identifies these items as a concentration of credit risk. The risk is managed by careful financial analysis and review of the custodian's operations, resources, and protections available to the Trust. This process includes evaluation of other financial institutions providing investment company custody services.

Federal income taxes:

The Funds intend to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareowners sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities. Management has analyzed the Funds' tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2015 – 2017) or expected to be taken in the Funds' 2018 tax returns. The Funds identify their major tax jurisdiction as US federal and foreign jurisdictions where the Funds make significant investments; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

38	Semi-Annual Report	November 30, 2018

Notes To Financial Statements (continued)

Reclassification of capital accounts:

Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications are as of fiscal year ended May 31, 2018, and have no effect on net assets or NAV per share.

	Income Fund	Growth Fund
Undistributed net income (loss)	$5,068	$-
Accumulated gains (losses)	$(5,068)	$-
Paid-in capital	$-	$-

	Developing World Fund	Participation Fund
Undistributed net income (loss)	$(10,339)	$-
Accumulated gains (losses)	$10,339	$-
Paid-in capital	$-	$-

Distributions to shareowners:

For the Amana Participation Fund, dividends to shareowners from net investment income are paid daily and distributed on the last business day of each month. For the Amana Income Fund, Amana Growth Fund, and Amana Developing World Fund, dividends to shareowners from net investment income, if any, are paid in May and December. As a result of their investment strategies, the Growth and Developing World Funds do not expect to pay income dividends. Distributions of capital gains, if any, are made at least annually, and as required to comply with federal excise tax requirements. Distributions to shareowners are determined in accordance with income tax regulations and are recorded on the ex-dividend date. Dividends are paid in shares of the Funds, at the net asset value on the payable date. Shareowners may elect to take distributions if they total $10 or more in cash.

Use of estimates:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

Foreign taxes:

Withholding taxes on foreign dividends are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country's tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Funds record a reclaim receivable based on a number of factors, including a jurisdiction's legal obligation to pay reclaims as well as payment history and market convention.

Other:

Dividend income is recognized on the ex-dividend date, and sukuk income is recognized on an accrual basis.

Expenses incurred by the Trust on behalf of the Funds (e.g., professional fees) are allocated to the Funds on the basis of relative daily average net assets. Net investment losses may not be utilized to offset net investment income in future periods for tax purposes.

Note 4 – Transactions with Affiliated Persons

Under a contract approved annually by Amana's independent trustees, Saturna Capital provides investment advisory services and certain other administrative services and facilities required to conduct Trust business. Prior to January 1, 2018, the Amana Growth Fund, Amana Income Fund, and Amana Developing World Fund each paid an advisory and administration fee of 0.95% on the first $500 million of a Fund's average daily net assets, 0.85% on the next $500 million, 0.75% on the next $500 million, and 0.65% on assets over $1.5 billion. Beginning January 1, 2018, the Amana Growth Fund, Amana Income Fund, and Amana Developing World Fund each pay a lower advisory and administration fee of 0.85% on the first $1 billion of a Fund's average daily net assets, 0.75% on the next $1 billion, and 0.65% on assets over $2 billion. The Amana Participation Fund pays an advisory and administration fee of 0.50% annually of the average daily net assets. For the fiscal period ended November 30, 2018, the Funds paid the following advisory fees to Saturna Capital:

Advisory fees
Income Fund	$5,608,146
Growth Fund	$7,296,029
Developing World Fund	$123,075
Participation Fund	$161,665

Certain officers and one trustee of Amana are also officers and directors of the investment adviser.

Saturna Capital also acts as transfer agent for the Trust for which each class of a Fund pays $0.25 per active account per month for each Fund other than the Participation Fund. For the fiscal period ended November 30, 2018,the Funds paid the following transfer agent fees to Saturna Capital:

Transfer agent fees
Income Fund Investor Shares (AMANX)	$6,331
Income Fund Institutional Shares (AMINX)	$8,115
Growth Fund Investor Shares (AMAGX)	$8,051
Growth Fund Institutional Shares (AMIGX)	$10,306
Developing World Fund Investor Shares (AMDWX)	$785
Developing World Fund Institutional Shares (AMIDX)	$1,729
Participation Fund Investor Shares (AMAPX)	n/a
Institutional Shares (AMIPX)	n/a

Semi-Annual Report	November 30, 2018	39

Notes To Financial Statements (continued)

Saturna Brokerage Services, Inc. ("SBS"), a subsidiary of Saturna Capital, is registered as a broker-dealer and acts as distributor. The Funds have adopted a Distribution Plan in accordance with Rule 12b-1 under the 1940 Act applicable to the Investor Shares of each Fund. The plan provides that the Funds will pay a fee to SBS at an annual rate of up to 0.25% of the average daily net assets applicable to Investor Shares of each Fund. The fee is paid to SBS as reimbursement for expenses incurred for distribution-related activity. For the fiscal period ended November 30, 2018, the Funds paid the following distribution fees to SBS:

Distribution (12b-1) fees
Income Fund Investor Shares (AMANX)	$1,113,746
Income Fund Institutional Shares (AMINX)	n/a
Growth Fund Investor Shares (AMAGX)	$1,499,301
Growth Fund Institutional Shares (AMIGX)	n/a
Developing World Fund Investor Shares (AMDWX)	$18,316
Developing World Fund Institutional Shares (AMIDX)	n/a
Participation Fund Investor Shares (AMAPX)	$23,938
Participation Fund Institutional Shares (AMIPX)	n/a

For the fiscal period ended November 30, 2018, Saturna Capital spent an additional $1,587,393 of its own resources, and not part of the 12b-1 expense of the Funds, to compensate broker-dealers or other financial intermediaries, or their affiliates, in connection with the sale, distribution, retention, and/or servicing of Fund shares. To the extent that these resources are derived from advisory fees paid by the Funds, these payments could be considered "revenue sharing." Any such payments will not change the net asset value or the price of a Fund's shares.

SBS is used to effect equity portfolio transactions for the Trust. SBS currently executes portfolio transactions without commission. Transactions effected through other brokers are subject to commissions payable to that broker.

Saturna Trust Company ("STC"), a subsidiary of Saturna Capital, acts as retirement plan custodian for Fund shareowners. Each class of shares of a Fund pays an annual fee of $10 per account for retirement plan services to Saturna Trust Company. For the fiscal period ended November 30, 2018, the Funds incurred the following retirement plan custodial fees to STC:

Retirement plan custodial fees
Income Fund Investor Shares (AMANX)	$38
Income Fund Institutional Shares (AMINX)	$29,224
Growth Fund Investor Shares (AMAGX)	$51
Growth Fund Institutional Shares (AMIGX)	$39,227
Developing World Fund Investor Shares (AMDWX)	$1
Developing World Fund Institutional Shares (AMIDX)	$4,719
Participation Fund Investor Shares (AMAPX)	$24
Participation Fund Institutional Shares (AMIPX)	$1,856

Mr. Nicholas Kaiser serves as a trustee and president of the Trust. He is also a director and the chairman of Saturna Capital and Saturna Trust Company. He is not compensated by the Trust. For the fiscal period ended November 30, 2018, the Funds paid trustee compensation expenses of $27,000, which is included in the $41,552 of total expenses paid for the independent Trustees.

On November 30, 2018, the trustees, officers, and their affiliates (including Saturna Capital Corporation) as a group, owned the following percentages of outstanding shares:

Trustees', officers', and affiliates' ownership
Income Fund Investor Shares (AMANX)	0.03%
Income Fund Institutional Shares (AMINX)	2.43%
Growth Fund Investor Shares (AMAGX)	0.01%
Growth Fund Institutional Shares (AMIGX)	1.35%
Developing World Fund Investor Shares (AMDWX)	1.46%
Developing World Fund Institutional Shares (AMIDX)	17.59%
Participation Fund Investor Shares (AMAPX)	0.33%
Participation Fund Institutional Shares (AMIPX)	9.07%

The officers of the Trust are paid by Saturna Capital, not the Trust, except the Chief Compliance Officer, who may be partially compensated by the Trust. For the period ended November 30, 2018, the Funds paid the following compensation expenses for the Chief Compliance Officer:

Chief Compliance Officer
Income Fund	$20,436
Growth Fund	$24,912
Developing World Fund	$465
Participation Fund	$851

Note 5 – Distributions to Shareowners

The tax characteristics of distributions paid for the period ended November 30, 2018, and the year ended May 31, 2018, were as follows:

Income Fund	November 30, 2018	May 31, 2018
Ordinary income	$-	$16,798,544
Long-term capital gain¹	$-	$64,192,214

Growth Fund	November 30, 2018	May 31, 2018
Ordinary income²	$-	$8,649,304
Long-term capital gain¹	$-	$158,323,452

Developing World Fund	November 30, 2018	May 31, 2018
Ordinary income²	$-	$69,708

Participation Fund	November 30, 2018	May 31, 2018
Ordinary income	$831,042	$1,188,044

¹ Long-Term Capital Gain dividend designated pursuant to Section 852(b)(3) of the Internal Revenue Code.

² By policy, the Growth and Developing World Funds seek to avoid paying income dividends.

40	Semi-Annual Report	November 30, 2018

Notes To Financial Statements (continued)

Note 6 – Federal Income Taxes

The cost basis of investments for federal income tax purposes at November 30, 2018, were as follows:

	Income Fund	Growth Fund
Cost of investments	$520,922,018	$483,111,415
Gross unrealized appreciation	$809,083,821	$1,280,066,789
Gross unrealized depreciation	$(3,395,993)	$-
Net unrealized appreciation (depreciation)	$805,687,828	$1,280,066,789

	Developing World Fund	Participation Fund
Cost of investments	$21,126,701	$61,836,149
Gross unrealized appreciation	$4,551,690	$296
Gross unrealized depreciation	$(2,957,065)	$(1,798,408)
Net unrealized appreciation (depreciation)	$1,594,625	$(1,798,112)

As of May 31 2018, the components of distributable earnings on a tax basis were as follows:

Income Fund
Undistributed ordinary income	$76,167
Accumulated capital gains	$44,710,376
Tax accumulated earnings	$44,786,543
Unrealized appreciation	$751,126,111
Total accumulated earnings	$795,912,654

Growth Fund
Undistributed ordinary income	$4,194,241
Accumulated capital gains	$44,468,795
Tax accumulated earnings	$48,663,036
Unrealized appreciation	$1,171,775,221
Total accumulated earnings	$1,220,438,257

Developing World Fund
Undistributed ordinary income	$60,893
Tax accumulated earnings	$60,893
Accumulated capital and other losses	$(5,410,491)
Unrealized appreciation	$3,743,950
Other unrealized gains	$250
Total accumulated losses	$(1,605,398)

Participation Fund
Accumulated capital and other losses	$(4,840)
Unrealized depreciation	$(1,552,621)
Total accumulated earnings	$1,557,461

At May 31, 2018, the Funds had the following capital loss carryforwards and loss deferrals, subject to regulation. Prior to their expiration, loss carryforwards may be used to offset future net capital gains realized for federal income tax purposes.

	Income Fund	Growth Fund	Developing World Fund	Participation Fund
Capital loss carryforwards expiring 2019	$-	$-	$19,458	$-
Short-term loss carryforwards no expiration	$-	$-	$1,057,675	$2,811
Long-term loss carryforwards no expiration	$-	$-	$4,276,008	$-
Total capital loss carryforwards	$-	$-	$5,353,141	$2,811
Post-October loss deferral¹	$-	$-	$47,143	$2,029
Late-year loss deferral²	$-	$-	$10,207	$-

¹ Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of a fund's next taxable year.

² Net ordinary losses incurred after December 31 and within the taxable year are deemed to arise on the first business day of a fund's next taxable year.

Note 7 – Investments

During the fiscal period ended November 30, 2018, the Funds purchased and sold the following amounts of securities.

	Purchases	Sales
Income Fund	$11,523,752	$22,537,681
Growth Fund	$-	$15,611,775
Developing World Fund	$309,258	$1,353,131
Participation Fund	$6,411,606	$6,298,750

Note 8 – Custodian

Under agreements in place with the Trust's custodian, Bank of New York Mellon, custody fees are reduced by credits for cash balances. For the fiscal period ended November 30, 2018, such reductions were as follows:

Custodian Fee Credits
Income Fund	$32,902
Growth Fund	$44,111
Developing World Fund	$7,384
Participation Fund	$6,081

Note 9 – Subsequent Events

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

On January 23, 2019, the Amana Mutual Funds changed custodian bank from Bank of New York Mellon to UMB Bank.

There were no other events or transactions during the period that materially impacted the amounts or disclosures in the Funds' financial statements.

Semi-Annual Report	November 30, 2018	41

Expenses

All mutual funds have operating expenses. As an Amana Mutual Fund shareowner, you incur ongoing costs, including management fees, distribution (or service) 12b-1 fees, and other Fund expenses such as shareowner reports (like this one). Operating expenses, which are deducted from a fund's gross earnings, directly reduce the investment return of a fund. Mutual funds (unlike other financial investments) only report their results after deduction of operating expenses.

With the Amana Funds, unlike many mutual funds, you do not incur sales charges (loads) on purchases, reinvested dividends, or other distributions. There are no redemption fees or exchange fees. You may incur fees related to extra services requested by you for your account, such as bank wires. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

Examples

The following examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2018 to November 30, 2018).

Actual Expenses

The first line for each Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you have invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The Funds may charge for extra services (such as domestic bank wires, international bank wires, or overnight courier delivery of redemption checks) rendered on request, which you may need to estimate to determine your total expenses.

Hypothetical Example For Comparison Purposes

The second line for each Fund provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio (based on the last six months) and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareowner reports of other mutual funds. You may wish to add other fees that are not included in the expenses shown in the table, such as IRA fees charged by custodians other than Saturna Trust Company (note that Saturna does not charge such fees to shareowners directly on Saturna IRAs, ESAs, or HSAs with the Amana Funds), and charges for extra services such as bank wires.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees (note that the Amana Funds do not assess any such transactional costs). Therefore, the "Hypothetical" line of each fund is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds.

	Beginning Account Value [June 1, 2018]	Ending Account Value [November 30, 2018]	Expenses Paid During Period	Annualized Expense Ratio
Income Fund
Investor Shares (AMANX), Actual	$1,000.00	$1,059.90	$5.66	1.10%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.57	$5.55	1.10%
Institutional Shares (AMINX), Actual	$1,000.00	$1,061.20	$4.45	0.86%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.75	$4.36	0.86%

Growth Fund
Investor Shares (AMAGX), Actual	$1,000.00	$1,069.00	$5.58	1.08%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.68	$5.44	1.08%
Institutional Shares (AMIGX), Actual	$1,000.00	$1,070.10	$4.36	0.84%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.85	$4.26	0.84%

Developing World Fund
Investor Shares (AMDWX), Actual	$1,000.00	$923.40	$6.45	1.34%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.36	$6.77	1.34%
Institutional Shares (AMIDX), Actual	$1,000.00	$923.60	$5.60	1.16%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.24	$5.88	1.16%

Participation Fund
Investor Shares (AMAPX), Actual	$1,000.00	$1,008.00	$4.21	0.84%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.87	$4.24	0.84%
Institutional Shares (AMIPX), Actual	$1,000.00	$1,009.20	$2.99	0.59%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.09	$3.01	0.59%

Expenses are equal to annualized expense ratios indicated above (based on the most recent semi-annual period of June 1, 2018, through November 30, 2018), multiplied by the average account value over the period, multiplied by 183/365 to reflect the semi-annual period.

42	Semi-Annual Report	November 30, 2018

Renewal of Investment Advisory Contract

The Trustees of the Trust, including those Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940 (the "1940 Act")) of the Trust or Saturna Capital (the "Independent Trustees"), at their June 18, 2018 meeting, considered a new Investment Advisory and Administration Agreement (the "Agreement") with Saturna Capital on behalf of each Fund (Income Fund, Growth Fund, Developing World Fund and Participation Fund) (the "Funds"), in light of the expected exercise by Mrs. Jane Carten, President and Chief Executive Officer of Saturna Capital, of her option to purchase the controlling voting interest in Saturna Capital (the "Option Purchase"), and Saturna Capital's presumed change of control as a result. The Trustees noted that the Option Purchase would be deemed to result in the "assignment" (as defined in the 1940 Act) and automatic termination of each Fund's advisory agreement with Saturna Capital, and that approval of the Agreement by the Trustees and the shareowners of each Fund was necessary to ensure the continuation of services to the Funds without interruption upon the Option Purchase. In deciding to approve the Agreement for each Fund in the context of the Option Purchase, the Trustees considered representations from Saturna Capital that (i) the change of control was not expected to result in any material changes to the nature, quality and extent of services provided to the Funds by Saturna Capital, including the continuity of the Funds' portfolio managers and other personnel responsible for the management operations of the Funds; (ii) the compensation payable to Saturna Capital by each Fund under the new Agreement would not change and is the same as that under each Fund's corresponding current agreement; and (iii) Saturna Capital did not anticipate any material changes to its compliance program or code of ethics in connection with the change of control. The Trustees further considered that the Option Purchase was a positive development in that it would further secure succession planning for Saturna Capital. At a Special Meeting of Shareowners of the Trust held on September 24, 2018, shareowners of each Fund approved the Agreement. At their June 18, 2018 meeting, the Trustees determined to continue to conduct the annual contracts review process for the Funds on its regular schedule, notwithstanding the two-year initial term set forth in the Agreement that had been approved by shareowners.

During their meeting of September 24, 2018, the Trustees discussed the continuance of the Agreement between the Trust, on behalf of each Fund, and Saturna Capital, focusing on the nature, extent, and quality of the services provided by Saturna Capital to the Funds. The Trustees considered that the Funds offer a full range of high-quality investor services, including unique services for Islamic investors. The Trustees discussed Saturna Capital's experience, ability, and commitment to quality service through performing internally such functions as shareowner servicing, administration, retirement plans, accounting, marketing, and distribution – all in addition to investment management.

The Trustees took into consideration Saturna Capital's continued avoidance of significant operational and regulatory compliance problems, plus its continued investments in infrastructure, information management systems, personnel, training, compliance, and investor education materials, all designed to meet investor needs with high quality services. They recognized Saturna Capital's efforts to recruit and retain qualified and experienced staff and improve the capital base on which Saturna Capital operates, which the Trustees believe is important to the long-term success of the Funds. They considered Saturna Capital's focus on investors and its efforts to avoid potential conflicts of interest.

The Trustees considered the investment performance of each Fund over time, including comparative information published by Morningstar Inc. ("Morningstar"), an independent data service provider that, among other things, ranks mutual fund performance within categories comprised of similarly managed funds. The Trustees considered and discussed each Fund's performance relative to the Fund's Morningstar category for the one-, three-, five-, ten-, and fifteen-year periods, as applicable, and the related Morningstar rankings (one through five stars) for the one-, three-, five- and ten-year periods, as applicable, ended as of August 31, 2018. The Trustees also noted the high ratings for sustainability assigned to the Funds by Morningstar. The Trustees noted that the Participation Fund had not received a sustainability rating due to its relatively short operating history. In addition, the Trustees considered each Fund's performance relative to the Fund's category selected by Lipper, Inc. ("Lipper"), a nationally recognized organization that ranks mutual fund performance. The Trustees considered each Fund's performance within its Lipper category, as measured in quintile rankings.

The Trustees found that the longer-term investment performance of the Amana Income Fund and Amana Growth Fund, both in absolute numbers and relative to the Morningstar and Lipper categories, remains strong. The Trustees considered the short- and medium-term performance of Amana Developing World Fund, and the shorter-term performance of Amana Participation Fund, which commenced operations in 2015, each relative to their Morningstar and Lipper categories, and noted that the Funds were managed for the long term. The Trustees noted the risk-averse investment style used by Saturna Capital to manage the Funds and considered other factors, which can affect a Fund's performance relative to the Fund's broader Morningstar and Lipper peer categories. In evaluating such performance data, the Trustees noted that Islamic investment restrictions to which the Funds adhere increase Saturna Capital's research expenses and obligations and impose major constraints on Saturna Capital's selection of the Funds' portfolio investments that impact performance. The Trustees found that Saturna Capital continued to manage the Funds in a manner that is designed to be acceptable to Islamic investors and that the risk-averse approach also is attractive non-Islamic long-term investors.

Recognizing the investment mandate of the Funds, the Trustees also considered the performance of the Funds as compared to a group of other faith-based managed funds with similar assets and investment objectives and strategies. The Trustees considered such comparative performance data, along with the comparative data published by Morningstar and Lipper, as well as each Fund's performance relative to its benchmark, to evaluate each Fund's performance over near-term and long-term time periods, as applicable. When evaluating the Funds' performance record, the Board noted that relative performance comparisons, especially over limited periods of time, is only one of the factors that it deems relevant to its consideration of each Fund's Agreement. The Board noted that, after considering all relevant factors, it may be appropriate to approve the continuation of the Agreement notwithstanding a Fund's underperformance relative to its Morningstar or Lipper peer groups during certain periods.

The Trustees also reviewed the fees and expenses of the Funds and considered the components of each Fund's operating expenses. The Trustees reviewed information regarding how the Funds' expense ratios compared to the average expense ratios for their

Semi-Annual Report	November 30, 2018	43

Renewal of Investment Advisory Contract (continued)

respective Morningstar category peer groups. They noted that the expense ratio for the Investor share class of Amana Income Fund is above, and the expense ratio for its Institutional class is lower than, the respective Morningstar category average expense ratios, the expense ratio for the Investor share class of Amana Growth Fund is lower than, and the expense ratio for its Institutional class is above, the respective Morningstar category average expense ratios, and the expense ratios for both share classes of the Amana Developing World Fund and Amana Participation Fund are lower than their respective Morningstar category average expense ratios. In light of the services provided by Saturna Capital, the Trustees found each Fund's advisory fee structure and expense ratios compared to the peer group presented to be fair given the size of each Fund, the services provided, the volume of transaction orders processed by the adviser, and the expenses incurred by the adviser. They noted the significant sponsorship of the Funds by Saturna Capital evidenced, in part, by the amount of fees and expenses paid by Saturna Capital out of its own resources to brokerage platforms and similar unaffiliated intermediaries. The Trustees noted that the expenses imposed by intermediaries are often borne by funds and the Trustees appreciated that Saturna Capital's efforts help make the Funds more widely available and otherwise less expensive had the Funds borne these expenses. The Trustees recognized that the competitive performance record of Amana Income Fund and Amana Growth Fund over the long-term had likely contributed to their asset size, which resulted in lower expense ratios due to rising costs being spread over a larger asset base. The Trustees also took note of the costs borne by Saturna Capital in subsidizing operations of the Amana Developing World Fund and Amana Participation Fund, noting that it had committed significant resources in developing and managing these Funds.

The Trustees reviewed Saturna Capital's financial information and discussed the issue of Saturna Capital's profitability related to its management and administration of the Funds. They discussed the reasonableness of Saturna Capital's profitability with respect to each of the Funds as part of their evaluation of whether the advisory fees bear a reasonable relationship to the mix of services provided by Saturna Capital, including the nature, extent, and quality of such services. The Trustees noted Saturna Capital's decades of dedicated service provided to Amana Mutual Funds Trust and its shareowners.

The Trustees considered the extent to which advisory fees paid to Saturna Capital reflect economies of scale. The Trustees noted that as the Funds have grown, Saturna Capital agreed to include breakpoints within the advisory fee structures and agreed that any changes to the breakpoint schedule would require the approval of the Trustees. The Trustees noted that the Amana Participation Fund's advisory fee structure does not include breakpoints. The Trustees considered the fact that fee breakpoints lower the operating expenses and expense ratios of the Funds as assets grow and demonstrate the benefits of economies of scale are being shared with shareowners. The Trustees also noted the successful introduction of lower-cost Institutional shares and Saturna Capital's ongoing efforts to make the Institutional shares widely available without increasing operating expenses.

The Trustees considered and compared the fees charged by Saturna Capital to other types of advisory accounts for which Saturna Capital serves as an investment adviser, including non-mutual fund advisory clients and individual advisory clients. The Trustees noted the significant differences between the full range of services Saturna Capital provides to the Funds, including investment advisory services, transfer agency services, administration and other services, as compared to the investment advisory services provided to the other advisory accounts. The Trustees also considered how the various services provided to those other accounts, which include Saturna Capital's investment management, research, and customer service operations performed for those accounts, may benefit the Funds.

The Trustees considered potential benefits to Saturna Capital to its other businesses from acting as investment adviser for the Funds, but also noted that Saturna Capital's other business lines also potentially benefit the Funds. The Trustees also noted that there were no soft dollar arrangements with respect to trading in the Funds' portfolios and that Saturna Capital's affiliated broker, Saturna Brokerage Services, voluntarily waives brokerage commissions for executing Fund portfolio transactions, resulting in lower transaction costs for the Funds.

The Trustees concluded that the fees paid by the Funds to Saturna Capital were, from an arm's-length bargaining perspective, reasonable and in the best interest of the Funds and their shareowners in light of the services provided, comparative performance, expense and advisory fee information, costs of services provided, profits to be realized, and benefits derived or to be derived by Saturna Capital from its relationship with the Funds. Following this discussion, the Trustees unanimously agreed to renew the Agreement between Saturna Capital and Amana Growth Fund, Amana Income Fund, Amana Developing World Fund, and Amana Participation Fund.

44	Semi-Annual Report	November 30, 2018

Results of Shareowner Meeting

On September 24, 2018, shareowners of the Amana Mutual Funds Trust convened a Special Meeting. The meeting record date was July 27, 2018, when 83,123,425 shares were outstanding in the four Amana Mutual Funds.

At the meeting, one proprosal to approve a proposed new advisory agreement was considered and approved. The following shares were voted at the meeting:

Amana Income Fund
Outstanding Shares	For	Against	Abstain
26,904,209	11,766,824	242,484	948,377

Amana Growth Fund
Outstanding Shares	For	Against	Abstain
46,557,524	18,269,403	321,356	1,544,328

Amana Developing World Fund
Outstanding Shares	For	Against	Abstain
3,017,056	1,633,984	9,549	107,606

Amana Participation Fund
Outstanding Shares	For	Against	Abstain
6,644,636	4,596,929	10,313	58,625

Semi-Annual Report	November 30, 2018	45

Availability of Quarterly Portfolio Information

(1) The Amana Funds file complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.

(2) The Funds' Forms N-Q are available on the SEC's website at www.sec.gov.

(3) The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

(4) The Funds make a complete schedule of portfolio holdings after the end of each month available at www.amanafunds.com.

Availability of Proxy Voting Information

(1) A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (a) without charge, upon request, by calling Saturna Capital at 1-888-732-6262; (b) on the Funds' website at www.amanafunds.com; and (c) on the SEC's website at www.sec.gov.

(2) Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (a) without charge, upon request, by calling Saturna Capital at 1-888-732-6262; (b) on the Funds' website at www.amanafunds.com; and (c) on the SEC's website at www.sec.gov.

46	Semi-Annual Report	November 30, 2018

Householding Policy

To reduce expenses, we may mail only one copy of the Funds' prospectus, each annual and semi-annual report, and proxy statements, when necessary, to those addresses shared by two or more accounts. If you wish to receive individual and/or more copies of these documents, please call us at 1-888-732-6262 or write to us at Saturna Capital/Amana Mutual Funds, P.O. Box N, Bellingham, WA 98227. We will begin sending you individual copies thirty days after receiving your request.

If you are currently receiving multiple copies and wish to receive only one copy, please call us at 1-888-732-6262 or write to us at Saturna Capital/Amana Mutual Funds, P.O. Box N, Bellingham, WA 98227. We will begin sending you a single copy with subsequent report mailings.

Privacy Statement

At Saturna Capital and the Amana Mutual Funds Trust, we understand the importance of maintaining the privacy of your financial information. We want to assure you that we protect the confidentiality of any personal information that you share with us. In addition, we do not sell information about our current or former customers.

In the course of our relationship, we gather certain non-public information about you, including your name, address, investment choices, and account information. We do not disclose your information to unaffiliated third parties unless it is necessary to process a transaction; service your account; deliver your account statements, shareowner reports and other information; or as required by law. When we disclose information to unaffiliated third parties, we require a contract to restrict the companies' use of customer information and from sharing or using it for any purposes other than performing the services for which they were required.

We may share information within the Saturna Capital family of companies in the course of informing you about products or services that may address your investing needs.

We maintain our own technology resources to minimize the need for any third party services, and restrict access to information within Saturna. We maintain physical, electronic, and procedural safeguards to guard your personal information. If you have any questions or concerns about the security or privacy of your information please call us at 1-800-728-8762.

Semi-Annual Report	November 30, 2018	47

This report is for the information of the shareowners of the Funds. It is not authorized for distribution to prospective investors unless it is accompanied or preceded by an effective prospectus.

Amana Mutual Funds Trust began operations in 1986. Saturna Capital Corporation, with extensive experience in mutual funds, invests the Trust's portfolios and handles daily operations under supervision of Amana's Board of Trustees.

(graphic omitted)

Saturna Capital
1300 N. State Street
Bellingham, WA 98225
1-800-728-8762
www.amanafunds.com

	Investment Adviser, Administrator, and Transfer Agent	Saturna Capital Corporation Bellingham, WA
	Custodian	Bank of New York Mellon Brooklyn, NY
	Independent Registered Public Accounting Firm	Tait, Weller & Baker LLP Philadelphia, PA
	Legal Counsel	K & L Gates LLP Washington, DC
♻ This report is printed on paper with a minimum of 30% post-consumer fiber using soy-based inks. It is 100% recyclable.

Item 2. Code of Ethics

Not applicable.

Item 3. Audit Committee Financial Expert

Not applicable.

Item 4. Principal Accountant Fees and Services

Not applicable.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a) Internal control over financial reporting is under the supervision of the principal executive and financial officers. OnDecember 4, 2018, Mr. Nicholas Kaiser (President) and Mr. Christopher Fankhauser (Treasurer) reviewed the internal control procedures for Amana Mutual Funds Trust and found them reasonable and adequate.

(b) No change.

Item 12. Exhibits

Exhibits included with this filing:

(a)(1) Code of Ethics.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMANA MUTUAL FUNDS TRUST

/s/ Nicholas Kaiser, President
Signature and Title

Nicholas Kaiser, President
Printed name and Title

January 29, 2019
Date

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:

/s/ Nicholas Kaiser, President
Signature and Title

Nicholas Kaiser, President
Printed name and Title

January 29, 2019
Date

By:

/s/ Christopher Fankhauser, Treasurer
Signature and Title

Christopher Fankhauser, Treasurer
Printed name and Title

January 29, 2019
Date

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